UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-8255

Exact name of registrant
as specified in charter:	The World Funds, Inc.

Address of principal
executive offices:	8730 Stony Point Parkway
Suite 205
Richmond, VA 23235

Name and address
of agent for service:	Jones & Keller, P.C.
1999 Broadway, Suite 3150
Denver, CO. 80202

Registrant’s telephone number,
including area code:	(800) 527-9525

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Item #1. Reports to Stockholders.

EUROPEAN EQUITY FUND

Annual Report to Shareholders

A series of The World Funds, Inc.
A “Series” Investment Company

For the Year Ended December 31, 2012

European Equity Fund
Annual Report Letter to Shareholder

For the 12 months ended December 31, 2012, the Fund delivered attractive absolute returns while underperforming its benchmark index. While past performance is no guarantee of future results, the Fund returned 12.95% (net), while the MSCI Europe Index returned 13.37%. Matthew Benkendorf became the Fund’s portfolio manager on July 1, 2012.

Life is still very difficult in Europe and we expect it will stay that way for some time. We are fortunate in that the portfolio invests in a space that has been more durable and resistant to the uncertainty that circumstances in Europe create and the realities of economic weakness. The portfolio has significant exposure to companies that are domiciled in Europe but do business elsewhere. In addition, the companies we hold that do business in Europe generally are engaged in more economically durable commercial activities.

Market News

The situation in Europe continues to be difficult. Progress is being made but not a lot has improved structurally. The European Central Bank’s monetary easing program has taken pressure off bond markets and created greater stability. Many countries have taken the bitter medicine and implemented austerity measures in order to meet more fiscally responsible budget deficit targets. These actions often included a double-edged sword of tax increases and painful public sector cost cuts. In another positive step, progress has been made toward a banking union that could strengthen the sector by establishing shared rules and protections. Some of the political factors that complicate Europe’s crisis are:

France

François Hollande spent his first few months in office implementing policies that appealed to his party’s base including some that were not perceived to be business-friendly. Now, the government is grappling with the realities of economic contraction and challenging decisions about public spending and competitiveness that will influence the country’s direction in 2013.

Italy

The resignation of Prime Minister Mario Monti and possible return of Silvio Berlusconi to leadership sparked political uncertainty and concern about Italy’s role in the European Union (EU). Mr. Berlusconi generally has not been a proponent of EU solidarity.

Germany

Parliamentary elections take place in September 2013. As a result, the country and its leaders may be more internally focused and politically inclined. To-date, the opposition parties have generally supported Ms. Merkel’s EU policies. However, it is possible that one of the parties may decide to distinguish itself by taking a stand against the EU. If that happens, progress toward resolving the EU may stall.

In general, European markets were sanguine during the fourth quarter. However, given the magnitude and speed of the markets’ run coupled with the reality of the time frames required to solve Europe’s problems, people may be too optimistic at this point. Their optimism may temper in coming quarters if the market grows impatient.

Outlook

Countries around the world continue to struggle with issues stemming from the financial crisis and economic downturn. Extremely accommodative monetary policy has helped provide stability for now. Equity valuations, generally speaking, aren’t stretched if we continue to see progress. The question is always the timing and magnitude of the progress. No one can look back and say stocks are as cheap as they once were.

Our fundamentals-driven, bottom-up investment process was designed to build portfolios that participate in rising markets and protect capital better during market declines. Our goal is to outperform over full market cycles.

Performance Disclosure

Past performance is not indicative of future results. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how performance was calculated for any such securities, or to obtain a list showing the contribution of each holding to overall performance, please contact a Vontobel representative.

Vontobel Asset Management

Important Disclosure Statements

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-527-9525. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-527-9525. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of December 31, 2012 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager as of the date of this report and may change at any time. Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information. Nothing presented in this document may be construed as an offer to purchase or sell any security.

The MSCI Europe Index is a free-float weighted equity index designed to measure the equity market performance of developed markets in Europe.

Nomura Composite -11 Index: an unmanaged index of equity securities traded on securities exchanges or established over-the-counter markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia. Returns do not include dividends and distributions and are expressed in U.S. dollars. The comparative indices are not adjusted to reflect deductions for fees, expenses or taxes that the U. S. Securities and Exchange Commission (the “SEC”) requires to be reflected in the fund’s performance.

	Class A Shares

	Total Return	Average Annual Return

				Since Inception
	One Year	Five Years	Ten Years	2/15/1996
	Ended	Ended	Ended	to
	12/31/2012	12/31/2012	12/31/2012	12/31/2012

European Equity Fund
without load	12.95%	(0.85%)	12.60%	7.04%
with load	6.45%	(2.01%)	12.59%	6.69%
MSCI – Europe	13.37%	(5.45%)	2.87%	3.61%
NRI Composite-11	19.25%	(11.48%)	12.81%	8.94%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

The MSCI Europe Index is a free-float weighted equity index designed to measure the equity market performance of developed markets in Europe. Effective July 1, 2012, the Fund uses this index to measure its performance. The investment advisor to the Fund feels that this index is more reflective than the NRI of the broader securities market in which the Fund now invests.

Nomura Research Institute’s (“NRI”) Central and East European Index Series (“CEE Index Series”) covers the main market stocks of 11 Central and East European countries – Estonia, Latvia, Lithuania, Czech republic, Hungary, Poland, Slovakia, Croatia, Romania, Slovenia and Russia. (The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.)

Returns do not include dividends and distributions and are expressed in US$.

	Class C Shares

	Total Return	Average Annual Return

			Since Inception
	One Year	Five Years	1/9/2003
	Ended	Ended	to
	12/31/2012	12/31/2012	12/31/2012

European Equity Fund	12.09%	(1.73%)	12.23%
MSCI – Europe	13.37%	(5.45%)	2.64%
NRI Composite-11	19.25%	(11.48%)	12.89%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

The MSCI Europe Index is a free-float weighted equity index designed to measure the equity market performance of developed markets in Europe. Effective July 1, 2012, the Fund uses this index to measure its performance. The investment advisor to the Fund feels that this index is more reflective than the NRI of the broader securities market in which the Fund now invests.

Nomura Research Institute’s (“NRI”) Central and East European Index Series (“CEE Index Series”) covers the main market stocks of 11 Central and East European countries – Estonia, Latvia, Lithuania, Czech republic, Hungary, Poland, Slovakia, Croatia, Romania, Slovenia and Russia. (The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.)

Returns do not include dividends and distributions and are expressed in US$.

EUROPEAN EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2012

Number
of		% of Net
Shares	Security Description	Assets	Fair Value

	COMMON STOCK	97.61%

	BELGIUM	3.74%
11,385	Anheuser-Busch Inbev Strip VVPR		$986,831

	DENMARK	3.42%
3,955	Novo Nordisk		640,530
9,260	Novozymes A/S Ser B		260,504

			901,034

	FRANCE	16.17%
3,220	Air Liquide Ord		403,541
11,075	BNP Paribas		621,843
11,190	Bureau Veritas SA		1,248,927
7,730	Danone		508,632
2,795	Essilor International		280,149
615	Hermes Inteernational SA		183,502
2,485	L’oreal Ord		343,702
2,560	Pernod Ricard Ord		295,141
3,445	Zodiac Aerospace		378,958

			4,264,395

	GERMANY	4.66%
5,265	Fresenius Medical Care AG & Co.		363,131
6,725	SAP AG		538,133
13,340	Wirecard AG		327,151

			1,228,415

	GREAT BRITAIN	30.64%
27,580	Arm Holdings PLC		344,453
181,800	Barratt Developments*		613,755
20,323	British American tobacco		1,031,467
24,929	Diageo PLC		724,442
34,293	Domino Printing Ord		325,123
48,269	Dominos Pizza Group Plc		390,434
20,025	Fresnillo Plc-W/I		601,469
76,316	HSBC Holdings PLC		802,836
8,056	Imperial Tobacco Group		310,879
15,851	Pearson PLC		306,230
25,270	Persimmon		328,753
45,215	Rolls Royce Holdings Ord		642,273
3,011,500	Rolls Royce Ord C Shares*(1)		4,897
17,849	Royal Dutch Shell PLC-A		611,293
12,355	Sabmiller PLC		567,591
18,560	Standard Chartered PLC		474,918
106,500	Trans Balkan Investments(1)		-

			8,080,813

	IRELAND	5.39%
9,215	Accenture PLC		612,798
9,871	Paddy Power PLC		808,877

			1,421,675

Number
of		% of Net
Shares	Security Description	Assets	Fair Value

	ITALY	2.81%
10,723	Exor		$268,627
11,520	Luxottica Group SPA		471,926

			740,553

	NETHERLANDS	6.12%
2,975	Core Laboratories NV		325,197
33,923	Unilever NV Certificates		1,289,717

			1,614,914

	NORWAY	2.32%
24,550	Statoil ASA		613,166

	ROMANIA	0.00%
590,000	Romania Property Fund LT(1)		-

	RUSSIA	0.00%
1	Joint Stock company Open GDR*		1

	SPAIN	2.41%
12,875	Amadeus IT Holding SA-AS		323,387
53,186	Prosegur Seguridad		311,358

			634,745

	SWEDEN	1.44%
12,530	Indutrade AB		379,038

	SWITZERLAND	15.85%
4,445	DKSH Holding Ltd*		319,858
2,199	Kuehne and Nagel International		264,130
37	Lindt & Spruenglin		120,397
13,290	Nestle SA Cham ET Vevey		864,909
7,835	Novartis AG/Reg Shs VT		491,506
18,325	Reinet Investments SCA*		334,154
325	SGS SA Reg D		718,989
68,445	UBS AG		1,066,510

			4,180,453

	UNITED STATES	2.65%
8,375	Philip Morris International		700,485

	TOTAL INVESTMENTS:
	(Cost: $22,887,963)	97.62%	25,746,518
	Other assets, net of liabilities	2.38%	627,494

	NET ASSETS	100.00%	$26,374,012

* Non-income producing (security is considered non-income producing if at least one dividend has not been paid during the first year preceeding the date of the Fund’s related balance sheet.)

ADR-Security represented is held by the custodian bank in the form of American Depository Receipts.

GDR-Security represented is held by the custodian bank in the form of Global Depository Receipts.

(1) - The fair value estimates for the Level 3 securities were determined pursuant to the Valuation Procedures adopted by the Board of Directors. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from the market place in which the security is traded, analysis of the company’s performance and market trends that may influence its performance. Level 3 securities represent 0.02% of the Fund’s net assets at December 31, 2012.

See Notes to Financial Statements

EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

ASSETS
Investments at fair value (identified cost of $22,887,963) (Note 1)	$25,746,518
Foreign currency at fair value (cost of $145,915)	146,169
Receivable for securities sold	995,263
Receivable for capital stock sold	30,051
Unrealized gain on foreign currency spot trades (Note 1)	1,254
Dividends receivable	7,170
Tax reclaim receivable at fair value (cost of $6,710)	6,385
Prepaid expenses	28,246

TOTAL ASSETS	26,961,056

LIABILITIES
Liabilities in excess of bank balance	359,791
Payable for securities purchased	137,316
Payable for capital stock redeemed	31,142
Accrued investment management fees	20,089
Accrued 12b-1 fees	8,287
Accrued administration and transfer agent fees	7,405
Accrued custodian and accounting fees	23,014

TOTAL LIABILITIES	587,044

NET ASSETS	$26,374,012

Net Assets Consist of :
Paid-in-capital applicable to 1,197,772 $0.01 par value shares of common stock outstanding; 50,000,000 authorized	$34,442,057
Accumulated net investment income (loss)	(1,123)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(10,927,087)
Net unrealized appreciation (depreciation) of investments and foreign currency	2,860,165

Net Assets	$26,374,012

NET ASSET VALUE PER SHARE
Class A
($25,509,103 / 1,155,756 shares outstanding; 20,000,000 authorized)	$22.07

MAXIMUM OFFERING PRICE PER SHARE ($22.07 X 100/94.25)	$23.42

Class C
($864,909 / 42,016 shares outstanding; 15,000,000 authorized)	$20.59

See Notes to Financial Statements

EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS
Year ended December 31, 2012

INVESTMENT INCOME
Dividend (net of foreign tax withheld of $120,447)	$704,022
Interest	413

Total investment income	704,435

EXPENSES
Investment management fees (Note 2)	356,569
Rule 12b-1 and servicing fees (Note 2)
Class A	68,903
Class C	9,641
Recordkeeping and administrative services (Note 2)	69,051
Accounting fees	27,712
Custody fees	50,686
Transfer agent fees (Note 2)	93,702
Professional fees	40,030
Filing and registration fees (Note 2)	35,000
Directors fees	10,800
Compliance fees	9,070
Shareholder services and reports (Note 2)	40,386
Other	25,090

Total expenses	836,640

Management fee waivers (Note 2)	(44,957)

Net Expenses	791,683

Net investment income (loss)	(87,248)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES AND RELATED TRANSACTIONS
Net realized gain (loss) on investments	(4,704,002)
Net realized gain (loss) on foreign currency transactions	(60,298)
Net increase (decrease) in unrealized appreciation (depreciation) of investments and foreign currencies	8,320,542

Net realized gain (loss) on investments and foreign currencies and related transactions	3,556,242

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$3,468,994

See Notes to Financial Statements

EUROPEAN EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
	2012	2011

Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$(87,248)	$(570,244)
Net realized gain (loss) on investments and foreign transactions	(4,764,300)	(346,363)
Net increase (decrease) in unrealized appreciation (depreciation) of investments and foreign currencies	8,320,542	(11,803,277)

Increase (decrease) in net assets from operations	3,468,994	(12,719,884)

CAPITAL STOCK TRANSACTIONS (See Note 5)
Shares sold
Class A	1,108,952	8,456,066
Class C	58,432	369,281
Shares redeemed
Class A	(7,607,780)	(12,232,257)
Class C	(353,006)	(488,691)

Increase (decrease) in net assets from capital stock transactions	(6,793,402)	(3,895,601)

NET ASSETS
Increase (decrease) during period	(3,324,408)	(16,615,485)
Beginning of period	29,698,420	46,313,905

End of period (including accumulated net investment income (loss) of $(1,123) and $(7,240), respectively)	$26,374,012	$29,698,420

See Notes to Financial Statements

EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Class A Shares(1)
	Year ended December 31,

	2012		2011	2010		2009		2008

Net asset value, beginning of period	$19.54		$27.05	$23.16		$12.49		$25.50

Investment activities
Net investment income (loss)	(0.06)		(0.33)	(0.40)		(0.30)		(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.59		(7.18)	4.29		11.02		(11.51)

Total from investment activities	2.53		(7.51)	3.89		10.72		(11.68)

Distributions
Net realized gain	-		-	-		(0.05)		(1.33)

Net investment income	-		-	-		-		-

Total distributions	-		-	-		(0.05)		(1.33)

Net asset value, end of period	$22.07		$19.54	$27.05		$23.16		$12.49

Total Return	12.95%		(27.76% )	16.80%		85.82%		(45.87% )
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.91%		2.75%	2.84%		2.97%		2.56%
Expenses, net	2.75%	(A)(B)	2.75%	2.84%		2.84%	(A)(B)	2.56%
Net investment income (loss)	(0.28%	)	(1.28% )	(1.64%	)	(1.74%	)	(0.77% )
Portfolio turnover rate	141.77%		56.93%	73.42%		65.53%		147.72%
Net assets, end of period (000’s)	$25,509		$28,650	$44,656		$46,605		$23.851

(A) Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.16% for the year ended December 31, 2012 and 0.13% for the year ended December, 2009.

(B) Expense ratio - net reflects the effect of the management fee waivers for years ended December 31, 2012 and December 31, 2009.

(1) Per share amounts calculated using the average number of shares outstanding.

See Notes to Financial Statements

EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Class C Shares(1)
	Year ended December 31,

	2012		2011	2010		2009		2008
Net asset value, beginning of period	$18.37		$25.63	$22.19		$12.05		$24.56

Investment activities
Net investment income (loss)	(0.20)		(0.49)	(0.55)		(0.41)		(0.29)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.42		(6.77)	3.99		10.55		(11.08)

Total from investment activities	2.22		(7.26)	3.44		10.14		(11.37)

Distributions
Net realized gain	-		-	-		-		(1.14)

Net investment income	-		-	-		-		-

Total distributions	-		-	-		-		(1.14)

Net asset value, end of period	$20.59		$18.37	$25.63		$22.19		$12.05

Total Return	12.09%		(28.33% )	15.50%		84.15%		(46.37% )
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	3.66%		3.50%	3.59%		3.72%		3.31%
Expenses, net	3.50%	(A)(B)	3.50%	3.59%		3.59%	(A)(B)	3.31%
Net investment income (loss)	(1.03%	)	(2.03% )	(2.39%	)	(2.21%	)	(1.36% )
Portfolio turnover rate	141.77%		56.93%	73.42%		65.53%		147.72%
Net assets, end of period (000’s)	$865		$1,049	$1,658		$1,432		$688

(A) Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.16% for the year ended December 31, 2012 and 0.13% for the year ended December 31, 2009.

(B) Expense ratio - net reflects the effect of the management fee waivers for the years ended December 31, 2012 and December 31, 2009.

(1)Per share amounts calculated using the average number of shares outstanding.

See Notes to Financial Statements

EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2012

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
          The European Equity Fund (the “Fund”), previously the Eastern European Equity Fund, is a series of The World Funds, Inc. (“TWF”), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. TWF has allocated to the Fund 50,000,000 (Class A: 20,000,000; Class C: 15,000,000; Class I: 15,000,000) of its 1,500,000,000 shares of $.01 par value common stock. The Fund was established in February, 1996, originally as a series of Vontobel Funds, Inc. Effective November 8, 2004; the Fund was reorganized as a series of TWF. The Fund maintains its financial statements, information and performance history.

          The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Europe.

          The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

          The Fund’s securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) or included in the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund’s Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund’s officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts (“ADR” and “GDR”) will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. ADRs and GDRs for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

          The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. The Fund may use fair value pricing more often due to the Fund’s global focus.

          When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Funds’ NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not be the values that the fund ultimately realizes from the disposal of such securities and may vary significantly from the fair values presented.

          Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments.

          The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stock

Belgium	$986,831	$-	$-	$986,831
Denmark	901,034	-	-	901,034
France	4,264,395	-	-	4,264,395
Germany	-	1,228,415	-	1,228,415
Great Britain	8,075,916	-	4,897	8,080,813
Ireland	1,421,675	-	-	1,421,675
Italy	740,553	-	-	740,553
Netherlands	1,614,914	-	-	1,614,914
Norway	-	613,166	-	613,166
Romania	-	-	-	-
Russia	1	-	-	1
Spain	634,745	-	-	634,745
Sweden	379,038	-	-	379,038
Switzerland	4,180,453	-	-	4,180,453
United States	700,485	-	-	700,485

Total Common Stocks	$23,900,040	$1,841,581	$4,897	$25,746,518

          Refer to the Fund’s Schedule of Investments for a listing of the securities by type and country.

          The following is a reconciliation for assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment in
Securities
Balance as of 12/31/11	$-
Total realized gain (loss) Level 3 sales	-
Change in Level 3 unrealized appreciation/depreciation	-
Shares received in lieu of cash	4,897
Cost of purchases	-
Proceeds from Level 3 sales	-

Balance as of 12/31/12	$4,897

          The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized with Level 3 as of December 31, 2012:

Impact to
Valuation
	Fair Value			From an
	December 31,	Valuation	Unobservable	Increase
	2012	Methodologies	Input (1)	In Input (2)

Common Stock	$4,897	Fair Value Pricing	Third party inputs	Increase

(1) The fair value estimates for the Level 3 securities were determined pursuant to the Valuation Procedures adopted by the Board of Directors. There were various factors considered in reaching this fair value determination, including but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from the market place in which the security is traded, analysis of the company’s performance and market trends that may influence its performance.

(2) This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

          During the year ended December 31, 2012, securities valued at $1,841,581 were transferred from Level 1 to Level 2.

Security Transactions and Dividends

          Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

          Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

          In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

          The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

          Management has analyzed the Fund’s tax positions for each of the open tax years (2009 to 2011) and expected to be taken in the 2012 tax return, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change.

Reclassification of Capital Accounts

          GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the year ended December 31, 2012, these reclassifications decreased accumulated investment loss by $93,365, decreased undistributed loss by $60,298 and decreased paid-in capital by $153,663.

Class Net Asset Values and Expenses

          All income, expenses not attributable to a particular class, and realized and unrealized gains or losses, are allocated to each class based upon its relative net assets on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

          The Fund currently offers Class A shares which include a maximum front-end sales charge of 5.75% and a maximum contingent deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days. Class A shares may be purchased without a front-end sales charge through certain third-party fund “supermarkets”. The Fund also offers Class C shares which include a maximum contingent deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.

Currency Translation

          The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements aftertranslation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

          Pursuant to an Investment Advisory Agreement, Commonwealth Capital Management, LLC (“CCM”) provides investment advisory services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million. CCM has entered into a sub-advisory agreement with Vontobel Asset Management, Inc. (“VAM”). CCM analyzes economic and market trends, periodically assesses the Fund’s investment policies and recommends changes regarding the policies to the Board where appropriate. CCM evaluates the performance of VAM in light of selected benchmarks and the needs of the Fund, recommends changes to the Board where appropriate, and reports to the Board on the foregoing. Pursuant to the Sub-Advisory Agreement, VAM is responsible for the day-to-day decision making with respect to the Fund’s investment program. VAM, with CCM’s oversight, manages the investment and reinvestment of the assets of the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold, and provides the Fund and its agents with records relating to its activities. For its services, VAM is entitled to receive a sub-advisory fee at an annual rate of 0.55% on the first $50 million in average daily net assets and 0.50% on average daily net assets in excess of $50 million of the investment advisory fees received by CCM. VAM’s fee for sub-advisory services is paid by CCM from the investment advisory fees it receives and not by the Fund. For the year ended December 31, 2012, CCM earned $356,569 and waived $44,957 in advisory fees. At December 31, 2012, CCM was due $20,089 from the Fund.

          CCM contractually agreed to waive or limit its fees and to assume other operating expenses until May 1. 2014 so that the ratio of total annual operating expenses for the Fund’s Class A Shares was limited to 2.75% and that the ratio of total annual operating expenses for the Fund’s Class C Shares was limited to 3.50%. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above. The total amount of recoverable reimbursements as of December 31, 2012 was $44,957, which expires in 2015.

          First Dominion Capital Corp. (“FDCC”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares. In addition to underwriting fees and commissions received relating to the distribution of the Fund’s shares, FDCC receives a maximum deferred sales charge (“DSC”) of 2% for certain Fund share redemptions occurring within 360 days of purchase of Class A shares and within 2 years of purchase of Class C shares. Shares redeemed subject to a DSC will receive a lower redemption value per share. For the year ended December 31, 2012, FDCC received $1,024 in underwriting fees and commissions and $6,171 in DSC fees relating to the distribution and redemption of certain Fund shares.

          The Fund has adopted a Distribution Plan (the “Plan”) for Class A Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of average daily net assets attributable to its Class A shares in consideration for distribution services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of Class A shares. For the year ended December 31, 2012, there was $68,903 in Class A 12b-1 expenses incurred.

          The Fund has adopted a Distribution Plan (the “Plan”) for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees. For the year ended December 31, 2012, there was $9,641 in Class C 12b-1 and service fees incurred.

          Commonwealth Shareholder Services, Inc. (“CSS”), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives an asset-based fee based on the average daily net assets of the Fund. For the year ended December 31, 2012, CSS earned $69,051 for its services. Additionally CSS received $7,538 of the $35,000 filing and registration fees for hourly services provided to the Fund.

          Commonwealth Fund Services, Inc. (“CFSI”) provides transfer and dividend disbursing agent services to the Fund. For the year ended December 31, 2012, CFSI earned $93,702 for its services.

          Certain officers and/or interested directors of the Fund are also officers and/or directors of CCM, FDCC, CSS, and CFSI.

NOTE 3 - INVESTMENTS

          Purchases and sales of securities other than short-term notes aggregated $38,186,074 and $41,294,250 respectively, for the year ended December 31, 2012.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. No distributions were paid during the year ended December 31, 2012 or the year ended December 31, 2011.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Year ended
December 31, 2012

Capital loss carryforwards	$(10,927,087)
Post-October loss	(1,123)
Net unrealized appreciation/depreciation of investments and foreign currency	2,860,165

Total	$(8,068,045)

As of December 31, 2012, the Fund has a capital loss carryforward of $10,927,087 available to offset future capital gains, if any. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders. $5,263,748 may be carried forward indefinitely and includes $632,985 of short-term capital gain and $4,630,763 of long-term capital gain. The remaining $5,663,339 will expire as follows:

2016	$4,800,648
2017	862,691

$5,663,339

As of December 31, 2012, cost for federal income tax purpose is $22,887,963 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$7,246,384
Gross unrealized depreciation	(4,387,829)

Net unrealized appreciation	$2,858,555

NOTE 5 - CAPITAL STOCK TRANSACTIONS

Capital stock transactions for each class of shares were:

	Class A Shares		Class C Shares
	Year Ended		Year Ended
	December 31, 2012		December 31, 2012

	Shares	Value	Shares	Value

Shares sold	52,377	$1,108,952	2,924	$58,432
Shares reinvested	-	-	-	-
Shares redeemed	(362,444)	(7,607,780)	(18,013)	(353,006)

Net increase (decrease)	(310,067)	$(6,498,828)	(15,089)	$(294,574)

	Class A Shares		Class C Shares
	Year Ended		Year Ended
	December 31, 2011		December 31, 2011

	Shares	Value	Shares	Value

Shares sold	306,838	$8,456,066	13,916	$369,281
Shares reinvested	-	-	-	-
Shares redeemed	(491,985)	(12,232,257)	(21,498)	(488,691)

Net increase (decrease)	(185,147)	$(3,776,191)	(7,582)	$(119,410)

NOTE 6 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 7 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the balance sheet through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
World Funds, Inc.
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the European Equity Fund, a series of The World Funds, Inc., including the schedule of investments as of December 31, 2012, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the European Equity Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
 Philadelphia, Pennsylvania
February 27, 2013

SUPPLEMENTAL INFORMATION (unaudited)
The World Funds, Inc. (the “Company”)

Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and birth years of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past Five (5) Years	Other Directorships by Directors and Number of Funds in the Complex Overseen
Interested Directors:
* John Pasco, III(1) 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1945)	Chairman, Director and Treasurer since May, 1997	4

President, Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Company’s Administrator, since 1985; President and Director of First Dominion Capital Corp. (“FDCC”), the Company’s underwriter; President and Director of Commonwealth Fund Services, Inc. (“CFSI”), the Company’s Transfer and Disbursing Agent, since 1987; President and Director of Commonwealth Fund Accounting, Inc. (“CFA”), which provides

				World Funds Trust – 2 Funds; American Growth Fund, Inc. – 2 Funds
			bookkeeping services to the Company; and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997.

Non-Interested Directors:
Samuel Boyd, Jr. 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1940)	Director since May, 1997	4	Retired from Potomac Electric Power Company since April, 2005.	Satuit Capital Management Trust — 1 Fund
William E. Poist 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1939)	Director since May, 1997	4	Financial and Tax Consultant through his firm Management Consulting for Professionals since 1974. Mr. Poist is a certified public accountant.	Satuit Capital Management Trust — 1 Fund
Paul M. Dickinson 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1947)	Director since May, 1997	4	President of Alfred J. Dickinson, Inc. Realtors since April, 1971.	Satuit Capital Management Trust — 1 Fund

Officers:
Karen M. Shupe 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1964)	Secretary since 2005 and Treasurer since June, 2006	N/A	Executive Vice President of Commonwealth Shareholder Services, since 2003.	N/A
David D. Jones, Esq. 422 Fleming St. Suite 7, Key West, Florida 33040 (1957)	Chief Compliance Officer since June, 2008	N/A	Managing Member, Drake Compliance, LLC, a regulatory consulting firm, since 2004. Principal Attorney, David Jones & Assoc., P.C., a law firm, since 1998.	N/A

(1) Mr. Pasco is considered to be an “interested person” of the Company as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the European Equity Fund; (3) he owns FDCC, the principal underwriter of the Company; and (4) he owns or controls several of the Company’s service providers, including Commonwealth Shareholder Services, Inc., the Company’s Administrator, Commonwealth Fund Accounting, pricing agent, and Commonwealth Fund Services, Inc., the Company’s Transfer and Disbursing Agent.

SUPPLEMENTAL INFORMATION (unaudited)
EUROPEAN EQUITY FUND

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY AND SUB-ADVISORY CONTRACT RENEWAL

At a meeting of the Board of Directors of the Company (the “Board”) held on August 22-23, 2012, the Board, including the directors of the Company who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), re-approved (i) the investment advisory agreement between the Company, on behalf of the Fund, and Commonwealth Capital Management, LLC (“CCM”) and (ii) the investment sub-advisory agreement between CCM and Vontobel Asset Management Inc. (“Vontobel”), (together with the advisory agreement, the “Agreements”) relating to the Fund.

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and re-approve the existing Agreements after their initial two-year terms: (i) by the vote of the Board or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Agreements for an additional one-year term.

In preparation for the meeting, the Board requested and reviewed a wide variety of information from CCM and Vontobel, including written materials provided by CCM and Vontobel regarding: (i) the nature, extent and quality of the services provided by CCM and Vontobel; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by CCM and Vontobel and their affiliates from the relationship with the Fund; and (iv) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed further below. The Board uses this information, as well as other information that CCM, Vontobel and other service providers of the Fund may submit to the Board, to help decide whether to renew the Agreements for an additional year. In approving the Agreements, the Board considered many factors, including the following:

Nature, Extent and Quality of the Services Provided by the Advisor and Sub-Advisor.

ADVISOR CONSIDERATIONS:

In considering the nature, extent, and quality of the services provided by the Advisor, the Directors reviewed the responsibilities of the advisor under the Investment Advisory Agreement. The Directors reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of investment advisory services (including oversight of research and recommendations with respect to portfolio securities in conjunction with the Fund’s sub-advisor); the process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; the Advisor’s quality of oversight of the Sub-Advisor and the compliance process and the efforts of the Advisor to promote the Fund and grow its assets. The Directors noted the continuity of, and commitment to retain, qualified personnel and the Advisor’s commitment to maintain and enhance its resources and systems. The Directors evaluated the Advisor’s personnel, including the education and experience of the personnel. The Directors also discussed the positive impact of the compliance functions performed by the Company’s CCO, Mr. Jones, relative to the Advisor’s oversight of the sub-advisory function. The Directors considered the Expense Limitation Agreement in place for the Fund and the Advisor’s continued commitment to such Agreement. After reviewing the foregoing information and further information in the written materials provided by the Advisor (including the Advisor’s Form ADVs), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

SUB-ADVISOR CONSIDERATIONS:

In considering the nature, extent, and quality of the services provided by the Sub-Advisor, the Directors reviewed the responsibilities of the sub-advisor under the Sub-Advisory Agreement. The Directors reviewed the services being provided by the Sub-Advisor to the Fund including, without limitation: the quality of investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; and the compliance process and the efforts of the Sub-Advisor to promote the Fund and grow its assets. The Directors noted the continuity of, and commitment to retain, qualified personnel and the Sub-Advisor’s commitment to maintain and enhance its resources and systems. The Directors evaluated the Sub-Advisor’s personnel, including the education and experience of the personnel.

After reviewing the foregoing information and further information in the written materials provided by the Sub-Advisor (including the Sub-Advisor’s Form ADVs), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Sub-Advisor were satisfactory and adequate for the Fund.

Investment Performance of the Fund and the Advisor.

In considering the investment performance of the Fund and the Advisor, the Directors compared the short and long-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisors, as well as with aggregated peer group data. The Directors also compared the short and long-term performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives and size managed by other investment advisors, and comparable peer group indices (e.g., Morningstar and Lipper category averages). The Directors noted that the Fund’s performance was higher than many of its peers in the short term; fell below many of its peers in the mid-term and had outperformed many of its peers in the longer-term and since the Fund’s inception. It was noted that under the new focus on Europe instead of Eastern Europe that VAM appeared to be capable of managing the portfolio for the expanded universe of companies being considered. VAM indicated during its presentation to the Board that it anticipated these holdings would generate increased underlying earnings growth over the next twelve months, assuming no significant changes in market factors. It was acknowledged by both the Advisor and Sub-advisor that the performance history of the Fund has been one of up and down periods. The Advisor noted that the pullback in the early part of the last decade set up an extended run of positive returns which contributed to outstanding performance for several years. The Advisor further noted that the Fund under VAM’s portfolio direction has an excellent long term record; however, there has been declining interest in the current environment in spite of performance outpacing the fund’s comparative results. The performance results under the expanded region (which became effective July 1, 2012) will begin to filter through over the next quarter. After reviewing and discussing the investment performance of the Fund further, including the presentation made by the Sub-Advisor to the Board, the Sub-Advisor’s experience managing the Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor and Sub-Advisor were acceptable.

Costs of the Services to be provided and profits to be realized by the Advisor and Sub-Advisor.

In considering the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund, the Directors considered: (1) the Advisor’s and Sub-Advisor’s financial condition and the level of commitment to the Fund and the Advisor/Sub-Advisor by the principals of the Advisor/Sub-Advisor; (2) the asset level of the Fund; and (3) the overall expenses of the Fund. The Directors reviewed information provided by the Advisor and Sub-Advisor regarding their profits associated with managing the Fund. The Directors also considered potential benefits for the Advisor and Sub-Advisor in managing the Fund. The Directors reflected on their discussions with representatives of the Advisor and Sub-Advisor regarding the stability of each party and each party’s financial flexibility. The Directors compared the fees and expenses of the Funds (including the management fee) to other comparable mutual funds.

The Board paid particular attention to the comparative information, including expense ratios and management fees, about the Fund versus the category of European mutual funds to which it was compared. These factors were discussed at length among the Board members, the Advisor, the CCO and Fund Legal Counsel. In responding to the inquiry of the Directors as to why the expenses of the Fund were higher than many of its peers, the Advisor explained that the European category was not a perfect match to the Eastern European focus of the Fund, and that was why the Fund’s expense ratio was historically so much higher than its peers. The Advisor reminded the Board that the comparative information was as of June 30, 2012 and that the Fund’s new, expanded region for investment opportunities was not effective until July 1, 2012. The Advisor noted that while there are anticipated cost savings associated with the expansion and modification of the portfolio, as discussed with both the Advisor and Sub-Advisor earlier in the meeting, such anticipated savings would not be evident until sometime in the future. Both the Advisor and Sub-Advisor reiterated their strong commitment to establishing and maintaining an economical cost structure for the Fund. The Board acknowledged that in looking for future reductions in the Fund’s expense ratio, it would focus, in part, on the quarterly performance and expense reports for evidence of such savings going forward.

Economies of Scale.

The Board considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Directors considered that there are break points in the management fees beginning at $500 million in average daily net assets and that the Fund’s shareholders would continue to experience benefits from the expense limitation arrangement until the Fund’s expenses fell below the cap set by the arrangement. Thereafter, the Directors noted that the Fund’s shareholders would continue to benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor. In light of its ongoing consideration of the Fund’s asset and expense levels, expectations for growth in the Fund, and advisory fee levels, the Board determined that the Fund’s fee arrangement, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously: (a) concluded that the terms of the Agreements are fair and reasonable; (b) concluded that CCM’s and Vontobel’s fees are reasonable in light of the services that CCM and Vontobel provide to the Fund; and (c) agreed to renew the Agreements for another year.

EUROPEAN EQUITY FUND
FUND EXPENSES (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or deferred sales charges or redemption fees on certain redemptions made within 360 days of purchase of Class A shares and 2 years of purchase of Class C shares and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period July 1, 2012 and held for the six months ended December 31, 2012.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CLASS A	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 through December 31, 2012
Actual	$1,000	$1,128.90	$14.72
Hypothetical (5% return before expenses)	$1,000	$1,011.25	$13.90

CLASS C	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 through December 31, 2012
Actual	$1,000	$1,125.14	$18.70
Hypothetical (5% return before expenses)	$1,000	$1,007.50	$17.66

* - Expenses are equal to the Fund’s annualized expense ratio of 2.75% for Class A and 3.50% for Class C, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 366 days in the current year.

Investment Adviser:
Commonwealth Capital Management, LLC
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Investment Sub-Adviser:
Vontobel Asset Management, Inc.
1540 Broadway, 38th Floor
New York, New York 10036

Distributor:
First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:
Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Transfer Agent:
For account information, wire purchase or redemptions, call or write to European Equity Fund’s Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

Annual Report to Shareholders

REMS REAL ESTATE INCOME 50/50 FUND

A series of The World Funds, Inc.
A “Series” Investment Company

For the year ended December 31, 2012

To REMS Income 50/50 Fund Real Estate Investors:

While past performance is no guarantee of future results, it was a very good year for the Fund, which with a 19.5% return outperformed the NAREIT Equity Index despite its balanced strategy with an over 50% investment in REIT preferred securities. The Fund’s common equities enjoyed a significant recovery from the decline in equity markets in the last half of 2011. We experienced particularly strong returns in suburban office and retail holdings, as well as special situations including student housing, medical office, and timber.

The preferred equity component of the portfolio produced over 15% returns in 2012, driven by a favorable interest rate environment, recovering capital markets, and investors’ desire for yield. At year-end the Fund held 48 preferred issues from 39 companies, which helps maintain diversification and liquidity in these positions.

REIT preferred equity is typically callable after 5 years, and in 2012 approximately $6.9B was retired by issuers due to today’s lower interest rates; however, the preferred market remains attractive for REIT companies and over $10.6B of new issues grew the market on a net basis by $3.7B. These new issues are typically cumulative and non-callable for another 5 years.

There was also approximately $35B of new REIT common equity issued in 2012, which increases the protection of the preferred equity that is more senior in the capital stack. Rising cash flows from the recovering economy has also improved the credit characteristics of the preferred equities.

We continue to work to produce an attractive risk-adjusted dividend yield for our Fund investors, which we pay monthly to our shareholders. Our objective for the preferred portion of the portfolio is to provide steady and reliable income with lower volatility. We do not project further price increases in preferred shares. Our target for the REIT common equities is to collect a dividend yield above the REIT index, and over time capture some upside in the anticipated growth in common equity valuations.

The common equity holdings may provide some inflation hedge to investors due to the underlying hard asset collateral and the ability to raise rents over time in REIT company portfolios. REITs have also been increasing their common dividends at an above average pace since the recession, with the expectation of continued raises as the economy gradually recovers and the companies’ rental income increases.

Thank you for your interest and support in what we believe is a unique income product.

Sincerely,

Edward W. Turville, CFA
Managing Director

Important Disclosure Statements

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-527-9525. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-527-9525.

Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of December 31, 2012 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager as of the date of this report and may change at any time. Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information. Nothing presented in this document may be construed as an offer to purchase or sell any security.

	Total Return	Average Annual Return
	One Year Ended	Since Inception
	12/31/2012	4/4/11 to 12/31/12*

REMS Real Estate Income 50/50 Fund	19.49%	9.34%
NAREIT Equity Index	18.06%	11.07%

* The total return shown does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares

The NAREIT Equity Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITS NYSE, AMEX, and NASDAQ National Market.
(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.)

On April 4, 2011, Real Estate Management Services Group, LLC became the Investment Advisor to the Fund and the Fund’s investment objective was changed. Previous periods during which the Fund was advised by another investment advisor are not shown in the graph.

	Total Return	Average Annual Return
	One Year Ended	Since Inception
	12/31/2012	4-4-11 to 12-31-12*

REMS Real Estate Income 50/50 Fund:
without load	18.98%	8.94%
with load	12.16%	5.30%
NAREIT Equity Index	18.06%	11.07%

* The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

The NAREIT Equity Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed in the NYSE, AMEX, and NASDAQ National Market.
(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.

On April 4, 2011, Real Estate Management Services Group, LLC became the Investment Advisor to the Fund and the Fund’s investment objective was changed. Previous periods during which the Fund was advised by another investment advisor are not shown in the graph.

REMS REAL ESTATE INCOME 50/50 FUND
SCHEDULE OF INVESTMENTS
December 31, 2012

Number
of		% of	Fair
Shares	Security Description	Net Assets	Value

	LONG POSITIONS
	COMMON STOCKS	48.64%

	DIVERSIFIED/OTHER	4.93%
65,300	Plum Creek Timber Co., Inc.		$2,897,361
37,400	Vornado Realty Trust		2,994,992

			5,892,353

	HEALTHCARE	6.46%
138,900	Biomed Realty Trust Inc.		2,684,937
117,100	Healthcare Realty Trust		2,811,571
94,300	Senior Housing Properties Trust		2,229,252

			7,725,760

	HOTEL	3.08%
736,900	Hersha Hospitality Trust		3,684,500

	MORTGAGE REIT	5.85%
118,900	Colony Financial Inc.		2,318,550
478,500	Resource Capital Corp.		2,679,600
86,700	Starwood Property Trust, Inc.		1,990,632

			6,988,782

	MULTI-FAMILY	8.20%
267,600	Campus Crest Communities, Inc.		3,280,776
51,800	Home Properties, Inc.		3,175,858
83,700	Sun Communities, Inc.		3,338,793

			9,795,427

	OFFICE/INDUSTRIAL	7.67%
243,500	Brandywine Realty Trust		2,968,265
221,400	Duke Realty Corp.		3,070,818
56,200	Liberty Property Trust		2,010,274
123,047	Mission West Properties Inc.		1,120,958

			9,170,315

	RETAIL	12.45%
113,100	Agree Realty Corp		3,029,949
114,700	CBL & Associates Properties, Inc.		2,432,787
264,600	Glimcher Realty Trust		2,934,414
146,900	Primaris Retail Real Estate (Canada)		3,981,471
187,800	Ramco-Gerhenson Properties Trust		2,499,618

			14,878,239

	TOTAL COMMON STOCKS		58,135,376

	(Cost: $49,973,811)

Number
of		% of	Fair
Shares	Security Description	Net Assets	Value

	PREFERRED STOCK	49.41%

	CONVERTIBLE PREFERRED	1.19%
26,900	Ramco-Gershenson Properties Trust, Series D, 7.250%		$1,428,928

	DIVERSIFIED/OTHER	3.11%
29,300	Cousins Properties Inc, Series A, 7.750%		740,704
55,800	Cousins Properties, Inc., Series B, 7.500%		1,396,116
62,700	Vornado Realty Trust, Series H, 6.750%		1,578,786

			3,715,606

	HEALTHCARE	2.81%
56,900	Alexandria Real Estate Equities, Inc., Series E, 6.450%		1,499,315
73,088	Biomed Realty Trust Inc., Series A, 7.375%		1,863,013

			3,362,328

	HOTEL	3.69%
36,400	Felcor Lodging Trust Inc., Series A, 1.950%		883,064
15,401	Hersha Hospitality Trust, Series A, 8.000%		389,645
23,500	Hersha Hospitality Trust, Series B, 8.000%		591,025
59,400	LaSalle Hotel Properties, Series G, 7.250%		1,494,504
42,500	Sunstone Hotel Investors, Series A, 8.000%		1,054,425

			4,412,663

	MORTGAGE REIT	6.47%
63,000	Annaly Capital Management, Series C, 7.625%		1,581,300
19,300	Annaly Capital Management, Series D, 7.500%		479,991
47,900	Colony Financial Inc., Series A, 8.500%		1,251,627
48,400	ISTAR Financial Inc, Series D, 8.000%		1,080,772
60,200	ISTAR Financial Inc., Series I, 7.500%		1,309,952
47,200	Northstar Realty Financial, Series A, 8.750%		1,161,120
36,700	Northstar Realty Financial, Series B, 8.250%		867,588

			7,732,350

	MULTI-FAMILY	5.89%
31,800	Apartment Investment & Management Co., Series Z, 7.000%		819,486
15,437	BRE Properties, Series D, 6.750%		391,328
53,700	Campus Crest Communities, Inc., Series A, 8.000%		1,391,904
72,100	Equity Lifestyle Properties, Series C, 6.750%		1,849,365
103,300	Sun Communities Inc., Series A, 7.125%		2,585,599

			7,037,682

	INDUSTRIAL	4.48%
44,900	Duke Realty Corp., Series L, 6.600%		1,126,990
61,734	First Industrial Realty Trust, Series J, 7.250%		1,547,672
57,000	PS Business Parks, Inc., Series T, 6.000%		1,470,030
24,092	Prologis Inc., Series M, 6.750%		606,155
23,800	Prologis Inc., Series O, 7.000%		599,998

			5,350,845

Number
of		% of	Fair
Shares	Security Description	Net Assets	Value

	OFFICE	9.18%
24,200	Brandywine Realty Trust, Series E, 6.900%		$620,246
44,000	Corporate Office Properties Trust, Series H, 7.500%		1,105,280
24,500	Corporate Office Properties Trust, Series J, 7.625%		612,745
30,900	Hudson Pacific Properties, Series B, 8.375%		805,254
57,000	Kilroy Realty Corp., Series H, 6.375%		1,430,130
78,600	Lexington Realty Trust, Series D, 7.550%		1,965,786
76,600	Parkway Properties, Inc., Series D, 8.000%		1,915,766
39,900	SL Green Realty Corp., Series C, 7.625%		1,001,091
60,400	SL Green Realty Corp., Series I, 6.500%		1,516,040

			10,972,338

	RETAIL	12.59%
78,800	CBL & Associates Properties, Inc., Series D, 7.375%		1,973,940
71,600	Developers Diversified Realty Corp., Series H, 7.375%		1,792,148
70,200	Developers Diversified Realty Corp., Series J, 6.500%		1,717,092
42,000	Entertainment Property Trust, Series F, 6.625%		1,033,200
34,800	Excel Trust Inc., Series B, 8.125%		906,540
64,740	Glimcher Realty Trust, Series G, 8.125%		1,629,506
54,100	Kite Realty Group Trust, Series A, 8.250%		1,387,665
58,400	Regency Centers Corp., Series G, 6.000%		1,469,928
37,300	Taubman Centers Inc., Series J, 6.500%		955,253
49,700	Urstadt Biddle Properties, Inc., Series F, 7.125%*		1,291,703
35,700	Weingarten Realty Investors, Series F, 6.500%		891,072

			15,048,047

	TOTAL PREFERRED STOCKS		59,060,787

	(Cost: $58,013,832)

	TOTAL LONG POSITIONS		117,196,163

	(Cost: $107,987,643)

	MONEY MARKET
669,941	Money Market Fiduciary, 0.00274%	0.56%	669,941

	(Cost: $669,941)

	NET INVESTMENTS IN SECURITIES
	(Cost: $108,657,584)	98.61%	117,866,104
	Other assets, net of liabilities	1.39%	1,661,279

	NET ASSETS	100.00%	$119,527,383

* Non-income producing (security is considered non-income producing if at least one dividend has not been paid during the first year preceding the date of the Fund’s related Statement of Assets and Liabilities.)

See Notes to Financial Statements

REMS REAL ESTATE INCOME 50/50 FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

ASSETS
Investments at fair value (identified cost of $108,657,584) (Note 1)	$117,866,104
Cash	602,880
Receivable for capital stock sold	8,000
Dividends and interest receivable	1,062,896
Tax reclaims receivable	15,968
Prepaid expenses	17,719

TOTAL ASSETS	119,573,567

LIABILITIES
Payable for capital stock purchased	502
Accrued interest payable	216
Accrued advisory fees	21,600
Accrued 12b-1 fees, Class A	2,340
Accrued custody fees	2,861
Accrued administration, transfer agent and accounting fees	17,162
Other accrued expenses	1,503

TOTAL LIABILITIES	46,184

NET ASSETS	$119,527,383

Net Assets Consist of:
Paid-in-capital applicable to 8,964,651 $0.01 par value shares of common stock outstanding, 50,000,000 shares authorized	$110,318,864
Net unrealized appreciation (depreciation) of investments	9,208,519

Net Assets	$119,527,383

NET ASSET VALUE PER SHARE
Institutional Class Shares
($117,268,051 / 8,793,769 shares outstanding; 15,000,000 authorized)	$13.34

Class A Shares
($2,259,332 / 170,882 shares outstanding; 15,000,000 authorized)	$13.22

MAXIMUM OFFERING PRICE PER SHARE
($13.22 x 100 / 94.25)	$14.03

See Notes to Financial Statements

REMS REAL ESTATE INCOME 50/50 FUND
STATEMENT OF OPERATIONS
December 31, 2012

INVESTMENT INCOME
Dividends (net of foreign tax withheld of $19,064)	$4,279,663
Interest	122

Total investment income	4,279,785

EXPENSES
Investment management fees (Note 2)	426,629
12b-1 fees, Class A (Note 2)	7,630
Recordkeeping and administrative services (Note 2)	77,728
Accounting fees (Note 2)	59,729
Custody fees	8,704
Transfer agent fees (Note 2)	42,755
Professional fees	49,091
Filing and registration fees (Note 2)	16,190
Directors fees	10,800
Compliance fees	9,194
Shareholder servicing and reports	62,446
Interest expense	10,068
Other	45,275

Total expenses	826,239
Management fee waivers and reimbursed expenses (Note 2)	(125,936)
Fees paid indirectly (Note 6)	(1,121)

Net expenses	699,182

Net investment income (loss)	3,580,603

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	960,447
Net increase (decrease) in unrealized appreciation (depreciation) of investments	9,435,680

Net realized and unrealized gain (loss) on investments	10,396,127

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$13,976,730

See Notes to Financial Statements

REMS REAL ESTATE INCOME 50/50 FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended		Year ended
	December 31,		December 31,
	2012		2011

Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$3,580,603		$1,349,920
Net realized gain (loss) on investments	960,447		(86,974)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	9,435,680		(227,161)

Increase (decrease) in net assets from operations	13,976,730		1,035,785

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Institutional Class	(3,497,646)		(1,294,232)
Class A	(82,957)		(59,705)
Net realized gain
Institutional Class	(857,029)		(67,018)
Class A	(16,443)		(2,822)
Return of capital
Institutional Class	(911,934)		(432,421)
Class A	(25,077)		(19,628)

Decrease in net assets from distributions	(5,391,086)		(1,875,826)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold
Institutional Class	80,886,621		52,514,461
Class A	44,312		94
Distributions reinvested
Institutional Class	1,265,526		684,043
Class A	116,759		77,659
Shares redeemed
Institutional Class	(21,989,268	)(1)	(7,943,476	)(1)
Class A	(207,574)		(377,636)

Increase (decrease) in net assets from capital stock transactions	60,116,376		44,955,145

NET ASSETS
Increase (decrease) during year	68,702,020		44,115,104
Beginning of year	50,825,363		6,710,259

End of year	$119,527,383		$50,825,363

(1) Reflects redemption fees of $88 and $1,267 respectively.

See Notes to Financial Statements

REMS REAL ESTATE INCOME 50/50 FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

Institutional Class(F)

September 1, 2010
through
Year ended	Year ended	December 31,	Years ended August 31,
December 31, 2012(1)	December 31, 2011(1)	2010(1)**	2010(1)	2009(1)	2008(1)(D)

Net asset value, beginning of period	$11.86	$12.68	$12.50	$12.41	$16.72	$19.33

Investment activities
Net investment income (loss)	0.54	0.62	0.01	0.20	0.30	0.19
Net realized and unrealized gain (loss) on investments	1.73	(0.92)	1.90	0.28	(3.50)	(1.54)

Total from investment activities	2.27	(0.30)	1.91	0.48	(3.20)	(1.35)

Distributions
Net investment income	(0.53)	(0.38)	(0.23)	(0.39)	(0.11)	(0.23)
Net realized gain	(0.10)	(0.02)	(1.50)	-	(1.00)	(1.03)
Return of capital	(0.16)	(0.12)	-	-	-	-

Total distributions	(0.79)	(0.52)	(1.73)	(0.39)	(1.11)	(1.26)

Net asset value, end of period	$13.34	$11.86	$12.68	$12.50	$12.41	$16.72

Total Return	19.49%	(2.22%	)	15.22%	3.66%	(18.27%	)	(7.57%	)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross(A)	0.96%	1.30%	2.24%	(E)*	1.51%	1.40%	1.17%
Expenses, net of fees paid indirectly/ before waiver or recovery	0.96%	1.20%	2.24%	(E)*	1.51%	1.40%	1.17%
Expenses, net of fees paid indirectly and waiver or recovery	0.81%	(B)	0.81%	(B)	1.89%	(B)*	0.99%	(B)	0.99%	(B)	1.18%	(C)
Net investment income (loss)	4.20%	5.19%	0.18%	*	1.54%	2.47%	1.05%
Portfolio turnover rate	24.88%	14.52%	3.89%	14.03%	16.90%	14.12%
Net assets, end of period (000’s)	$117,268	$48,771	$4,216	$30,029	$28,401	$80,445

(1) Per share amounts calculated using the average share method.

* Annualized

**Effective December 31, 2010, the Fund changed its year end from August 31 to December 31.

(A) Gross expense ratio reflects the effect of interest and dividend expense which are excluded from the Fund’s expense limitation agreement.

(B) Fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.15% for the year ended December 31, 2012, 0.49% for the year ended December 31, 2011, 0.35% for the period September 1, 2010 through December 31, 2010, 0.52% for the year ended August 31, 2010 and 0.41% for the year ended August 31, 2009.

(C) Recovery of waivers increased the expense ratio and reduced net investment income ratio by 0.01% for the year ended August 31, 2008.

(D) The Board of Directors of The World Funds, Inc. approved the re-designation of Institutional Shares of the Fund as Investor Shares effective August 21, 2008.

(E) Expense ratio includes expenses incurred for changing investment advisors effective December 31, 2010 that are outside the scope of the expense limitation agreement. Exclusion of these expenses from the expense ratio would result in 0.90% reduction in the expense ratio for the period September 1, 2010 through December 31, 2010.

(F) The Board of Directors of the World Funds, Inc. approved the change in name of the “Investor” share class to the “Institutional” share class effective January 1, 2011.

See Notes to Financial Statements

REMS REAL ESTATE INCOME 50/50 FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

Class A

Year ended	Year ended	September 1, 2010 to	Years ended August 31,
December 31, 2012(1)	December 31, 2011(1)	December 31, 2010(1)**	2010(1)	2009(1)	2008(1)

Net asset value, beginning of period	$11.76	$12.59	$12.41	$12.32	$16.69	$19.22

Investment activities
Net investment income (loss)	0.49	0.59	(0.01)	0.16	0.26	0.12
Net realized and unrealized gain (loss) on investments	1.70	(0.94)	1.90	0.28	(3.53)	(1.50)

Total from investment activities	2.19	(0.35)	1.89	0.44	(3.27)	(1.38)

Distributions
Net investment income	(0.49)	(0.35)	(0.21)	(0.35)	(0.10)	(0.12)
Net realized gain	(0.10)	(0.02)	(1.50)	-	(1.00)	(1.03)
Return of capital	(0.14)	(0.11)	-	-	-	-

Total distributions	(0.73)	(0.48)	(1.71)	(0.35)	(1.10)	(1.15)

Net asset value, end of period	$13.22	$11.76	$12.59	$12.41	$12.32	$16.69

Total Return	18.98%	(2.68%	)	15.23%	3.36%	(18.71%	)	(7.73%	)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross(A)	1.31%	1.65%	2.59%	(D)*	1.86%	1.75%	1.52%
Expenses, net of fees paid indirectly/ before waiver or recovery	1.31%	1.55%	2.59%	(D)*	1.86%	1.75%	1.52%
Expenses, net of fees paid indirectly and waiver or recovery	1.16%	(B)	1.16%	(B)	2.24%	(B)(D)*	1.34%	(B)	1.34%	(B)	1.53%	(C)
Net investment income	3.85%	4.84%	(0.15%	)*	1.19%	2.27%	0.69%
Portfolio turnover rate	24.88%	14.52%	3.89%	14.03%	16.90%	14.12%
Net assets, end of period (000’s)	$2,259	$2,054	$2,494	$2,191	$2,348	$3,183

* Annualized

** Effective December 31, 2010, the Fund chaged its year end from August 31 to December 31.

(1) Per share amounts calculated using the average share method.

(A) Gross expense ratio reflects the effect of interest and dividend expense which are excluded from the Fund’s expense limitation agreement.

(B) Fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.15% for the year ended December 31, 2012, 0.49% for the year ended December 31, 2011, 0.35% for the period September 1, 2010 through December 31, 2010, 0.52% for the year ended August 31, 2010 and 0.41% for the year ended August 31, 2009.

(C) Recovery of waivers increased the expense ratio and reduced net investment income ratio by 0.01% for the year ended August 31, 2008.

(D) Expense ratio includes expenses incurred for changing investment advisors effective December 31, 2010 that are outside the scope of the expense limitation agreement. Exclusion of these expenses from the expense ratio would result in 0.90% reduction in the expense ratio for the period September 1, 2010 through December 31, 2010.

See Notes to Financial Statements

REMS REAL ESTATE INCOME 50/50 FUND
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

The REMS Real Estate Income 50/50 Fund (the “Fund”) is a series of The World Funds, Inc. (“TWF”) which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in 1997 as a series of TWF which has allocated to the Fund 50,000,000 (Investor Class: 15,000,000; Institutional Class: 10,000,000; Class A: 15,000,000; Class C: 10,000,000) of its 1,500,000,000 shares of $.01 par value common stock. Effective August 21, 2008, Institutional Class shares were re-designated as Investor Class shares.

Effective December 31, 2010, the Board of Directors of the World Funds, Inc. (the “Board”) approved Real Estate Management Services Group, LLC (“REMS”) to act as investment adviser to the Fund, subject to shareholder approval. Concurrent with this action, the Board changed the name of the Fund to the REMS Real Estate Income 50/50 Fund. Effective January 1, 2011, the Investor Class shares were re-named Institutional shares. On April 4, 2011, shareholders approved the appointment of REMS as advisor to the Fund. The Fund currently offers the Institutional Class and A Class of shares to new investors.

On April 4, 2011, the shareholders of the Fund approved a change in the Fund’s investment objective and policies. The primary objective of the Fund is to seek to achieve high current income with a secondary objective of long-term capital growth through investment in the shares of publicly traded real estate securities. The Fund will pursue its income strategy through a portfolio of 50% preferred securities and 50% common equities, rebalanced periodically to offset changes in market valuations.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the net asset value (“NAV”) per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. TWF’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the TWF’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below.

Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Observable
	Prices	Inputs	Inputs	Total

Common Stocks	$58,135,376	$ -	$ -	$58,135,376
Preferred Stocks	59,060,787	-	-	59,060,787
Money Market	669,941	-	-	669,941

	$117,866,104	$ -	$ -	$117,866,104

Refer to the Fund’s Schedule of Investments for a listing of the securities by type and industry.

There were no Level 3 investments held during the year. During the year, there were no transfers between Levels 1 and 2.

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has reviewed the Fund’s tax positions for each of the open tax years (2009-2011) or expected to be taken in the Fund’s 2012 tax returns and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the year ended December 31, 2012, such reclassifications decreased paid-in capital and decreased net investment loss by $937,011.

Class Net Asset Values and Expenses

All income and expenses not attributable to a particular class and realized and unrealized gains or losses on investments are allocated to each class based upon its relative net assets on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

Real Estate Investment Trust Securities

The Fund has made certain investments in real estate investment trusts (“REITs”) which make distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distribution. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain and return of capital reported by the REITs. It is common for these distributions to exceed the REIT’s taxable earning and profits resulting in the excess portion of such distributions being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its quarterly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital. Management does not estimate the tax character of REIT distribution for which actual information has not been reported.

NOTE 2-INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor, Real Estate Management Services Group, LLC (“REMS”) provides investment services for an annual fee of 0.50% of average daily net assets of the Fund. For the year ended December 31, 2012, REMS earned $426,629 and waived $125,936 in investment management fees.

REMS has contractually agreed to waive its fees and reimburse the Fund for expenses in order to limit operating expenses to 0.80% of daily average net assets for the Institutional Class and 1.15% of daily average net assets for Class A. Fund operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and any other expenses not incurred in the ordinary course of the Fund’s business (“extraordinary expenses”).

REMS may be entitled to reimbursement of fees waived or expenses paid on behalf of the fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or expenses paid on behalf of the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to REMS with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of December 31, 2012 was $228,217 and expires as follows:

2014	$102,281
2015	125,936

$228,217

Commonwealth Shareholder Services, Inc. (“CSS”), the administrative agent for the Fund, provides shareholder services, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives an asset-based fee based on the Fund’s average daily net assets. CSS earned $77,728 in administrative fees for the year ended December 31, 2012. Additionally, of the $16,190 of filing and registration fees expense incurred for the year ended December 31, 2012, CSS received $2,550 for hourly services provided to the Fund.

The Fund has adopted a Distribution Plan (the “Plan”) for Class A Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.35% of average daily net assets attributable to its Class A shares in consideration for distribution services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of Class A shares. For the year ended December 31, 2012, there were $7,630 in Class A 12b-1 expenses incurred.

First Dominion Capital Corp. (“FDCC”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares. For the year ended year ended December 31, 2012, FDCC received $203 in deferred sales charges.

Commonwealth Fund Services, Inc. (“CFSI”) is the Fund’s Transfer and Dividend Disbursing Agent. CFSI earned for its services, $42,755 for the year ended December 31, 2012.

Commonwealth Fund Accounting (“CFA”) is the Fund’s Accounting agent. For its services, CFA earned $59,729 for the year ended December 31, 2012.

Certain officers and/or an interested director of the Fund are also officers and/or director of FDCC, CSS, CFA and CFSI.

NOTE 3-INVESTMENTS

The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended December 31, 2012, aggregated $77,062,234 and $21,218,895, respectively.

NOTE 4-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Income dividends declared by the Fund are reallocated at December 31 to ordinary income, capital gains, and return of capital to reflect their tax character.

The tax character of distributions paid during the year ended December 31, 2012 and the year ended December 31, 2011, respectively, was as follows:

	Year ended	Year ended
	December 31, 2012	December 31, 2011

Distributions paid from
Ordinary income	$3,692,255	$1,353,937
Accumulated net realized gain on investments	761,820	69,840
Return of capital	937,011	452,049

Total distributions	$5,391,086	$1,875,826

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation (depreciation) of investments	$9,208,519

During the year ended December 31, 2012, the fund utilized its remaining capital loss carryforward of $4,729.

As of December 31, 2012, the cost for Federal income tax purpose was $108,657,584.

Net unrealized appreciation consists of:
Gross unrealized appreciation	$9,431,934
Gross unrealized depreciation	(223,415)

Net unrealized appreciation	$9,208,519

NOTE 5-CAPITAL STOCK TRANSACTIONS

Capital stock transactions for each class of shares were:

	Institutional Class		Class A
	Year ended		Year ended
	December 31, 2012		December 31, 2012

	Shares	Value	Shares	Value

Shares sold	6,326,725	$80,886,621	3,393	$44,312
Shares reinvested	97,169	1,265,526	9,100	116,759
Shares redeemed	(1,741,210)	(21,989,268)	(16,218)	(207,574)

Net increase (decrease)	4,682,684	$60,162,879	(3,725)	$(46,503)

	Institutional Class		Class A
	Year ended		Year ended
	December 31, 2011		December 31, 2011

	Shares	Value	Shares	Value

Shares sold	4,395,363	$52,514,461	8	$94
Shares reinvested	58,628	684,043	6,716	77,659
Shares redeemed	(675,388)	(7,943,476)	(30,312)	(377,636)

Net increase (decrease)	3,778,603	$45,255,028	(23,588)	$(299,883)

NOTE 6 – COMMISSION RECAPTURE AGREEMENT

The Fund entered into an agreement with Capital Institutional Services, Inc. (“CAPIS”), a brokerage services provider, whereby a portion of the commissions from each portfolio transaction would be used for the benefit of the Fund and in no event would be used to pay any expenses properly chargeable to the Fund’s Advisor or any other person or entity. Pursuant to the terms of the commission recapture agreement, the broker transfers the available commissions earned monthly to the Fund’s administrator. The agreement with CAPIS was entered into on May 13, 2011. CAPIS transferred $1,121 to the Fund’s administrator to offset operating expenses for the year ended December 31, 2012.

NOTE 7 – RISKS AND CONCENTRATIONS

The Fund concentrates its assets in the real estate industry. An investment in the Fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. The Fund also engages in borrowing for leverage. The Fund has the ability to borrow funds only from banks (leverage) on a secured basis to invest in portfolio securities. The Fund anticipates that, under normal circumstances, the Fund will have a level of leverage of 10% or more of its net assets a majority of the time. However, the Fund may have no leverage or less than 10% leverage for an extended period of time when the Fund believes that leverage or leverage of 10% or more is not in the best interest of the Fund. Borrowings can be made only to the extent that the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowing). At December 31, 2012, the Fund had no outstanding borrowings on this leverage agreement with ConvergEx Group.

Leverage creates an opportunity for increased income and capital appreciation but at the same time, it creates special risks that will increase the Fund’s exposure to capital risk. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable mutual funds that do not borrow for leverage. To secure the Fund’s obligation on these loans, the Fund will pledge portfolio securities in an amount deemed sufficient by the lender. Pledged securities will be held by the lender and will not be available for other purposes. The Fund will not be able to sell pledged securities until they are replaced by other collateral or released by the lender. Under some circumstances, this may prevent the Fund from engaging in portfolio transactions it considers desirable. The lender may increase the amount of collateral needed to cover a loan or demand repayment of a loan at any time. This may require the Fund to sell assets it would not otherwise choose to sell at that time.

To the extent the income or capital appreciation derived from securities purchases with Fund assets received from leverage exceeds the cost of leverage; the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchases with such Fund assets is not sufficient to cover the cost of leverage, the return on the funds available for distribution to shareholders will be reduced and less than they would have been if no leverage had been used. Nevertheless, the Fund may determine to maintain the

Fund’s leveraged position if it deems such action to be appropriate under the circumstances.

The average borrowings for the year ended December 31, 2012 were $1,657,539. The interest rate charged for these borrowings, Fed Fund open rate plus 50 basis points, was 0.67% at December 31, 2012 (average rate for year was 0.65%) and the Fund incurred interest expense of $10,068 for the year ended December 31, 2012.

NOTE 8 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 9– SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
World Funds, Inc.
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the REMS Real Estate Income 50/50 Fund, a series of The World Funds, Inc., including the schedule of investments as of December 31, 2012, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period September 1, 2010 through December 31, 2010, and each of the three years in the period then ended August 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the REMS Real Estate Income 50/50 Fund as of December 31, 2012, the results of its operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period September 1, 2010 through December 31, 2010 and each of the three years in the period then ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
 Philadelphia, Pennsylvania
February 27, 2013

SUPPLEMENTAL INFORMATION (unaudited)
The World Funds, Inc. (the “Company”)

Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and birth years of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past Five (5) Years	Other Directorships by Directors and Number of Funds in the Complex Overseen
Interested Directors:
* John Pasco, III(1)8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1945)	Chairman, Director and Treasurer since May, 1997	4	President, Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Company’s Administrator, since 1985; President and Director of First Dominion Capital Corp. (“FDCC”), the Company’s underwriter; President and Director of Commonwealth Fund Services, Inc. (“CFSI”), the Company’s Transfer and Disbursing Agent, since 1987; President and Director of Commonwealth Fund Accounting, Inc. (“CFA”), which provides	World Funds Trust – 2 Funds; American Growth Fund, Inc. – 2 Funds
			bookkeeping services to the Company; and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997.

Non-Interested Directors:
Samuel Boyd, Jr. 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1940)	Director since May, 1997	4	Retired from Potomac Electric Power Company since April, 2005.	Satuit Capital Management Trust — 1 Fund
William E. Poist 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1939)	Director since May, 1997	4	Financial and Tax Consultant through his firm Management Consulting for Professionals since 1974. Mr. Poist is a certified public accountant.	Satuit Capital Management Trust — 1 Fund
Paul M. Dickinson 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1947)	Director since May, 1997	4	President of Alfred J. Dickinson, Inc. Realtors since April, 1971.	Satuit Capital Management Trust — 1 Fund
Officers:
Karen M. Shupe 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1964)	Secretary since 2005 and Treasurer since June, 2006	N/A	Executive Vice President of Commonwealth Shareholder Services, since 2003.	N/A
David D. Jones, Esq. 422 Fleming St. Suite 7, Key West, Florida 33040 (1957)	Chief Compliance Officer since June, 2008	N/A	Managing Member, Drake Compliance, LLC, a regulatory consulting firm, since 2004. Principal Attorney, David Jones & Assoc., P.C., a law firm, since 1998.	N/A

(1) Mr. Pasco is considered to be an “interested person” of the Company as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the European Equity Fund; (3) he owns FDCC, the principal underwriter of the Company; and (4) he owns or controls several of the Company’s service providers, including Commonwealth Shareholder Services, Inc., the Company’s Administrator, Commonwealth Fund Accounting, pricing agent, and Commonwealth Fund Services, Inc., the Company’s Transfer and Disbursing Agent.

REMS REAL ESTATE INCOME 50/50 FUND
SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT RENEWAL

At a meeting of the Board of Directors of the Company (the “Board”) held on August 22-23, 2012, the Board, including those directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), re-approved the investment advisory agreement (the “Advisory Agreement”) between the Company, on behalf of the Fund, and Real Estate Management Services Group, LLC (the “Adviser”).

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Board or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term.

In preparation for the meeting, the Board requested and reviewed a wide variety of information from the Adviser, including written materials provided by the Adviser regarding: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with the Fund; and (iv) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed further below. The Board uses this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help decide whether to renew the Advisory Agreement for an additional year. In approving the Advisory Agreement, the Board considered many factors, including the following

Nature, Extent and Quality of the Services Provided by the Advisor.

In considering the nature, extent, and quality of the services provided by the Advisor, the Directors reviewed the responsibilities of the Advisor under the respective Investment Advisory Agreement. The Directors reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; and its efforts to promote the Fund and grow its assets. Compliance matters were reviewed and it was noted that the Advisor has continued to operate without any significant issues. It was noted that assets for both the Fund and the advisor’s non-fund clients have increased since the previous year. The Directors noted the Advisor’s continuity of, and commitment to retain, qualified personnel and the Advisor’s commitment to maintain and enhance its resources and systems. The Directors evaluated the Advisor’s personnel, including the education and experience of the Advisor’s personnel. The Directors considered the Expense Limitation Agreement in place for the Fund and the Advisor’s continued commitment to such Agreement for the duration of the Fund. After reviewing the foregoing information and further information in the written materials provided by the Advisor (including the Advisor’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

Investment Performance of the Fund and the Advisor.

In considering the investment performance of the Fund and the Advisor, the Directors compared the short and long-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisors, as well as with aggregated peer group data. The Directors also compared the short and long-term performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives and size managed by other investment advisors, and comparable peer group indices (e.g., Morningstar and Lipper category averages). The Directors noted that the Fund’s performance was lower than many of its peers in the short term, but the Fund had outperformed many of its peers in the longer-term and since the Fund’s inception. After reviewing and discussing the investment performance of the Fund further, including the presentation made by the Advisor to the Board, the Advisor’s experience managing the Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor were acceptable.

Costs of the Services to be provided and profits to be realized by the Advisor.

In considering the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund, the Directors considered: (1) the Advisor’s financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the use of commission recapture and soft dollar programs. The Directors reviewed information provided by the Advisor regarding its profits associated with managing the Fund. The Directors also considered potential benefits for the Advisor in managing the Fund. The Directors reflected on their discussions with representatives of the Advisor regarding the stability of the Advisor and its financial flexibility. The Directors compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Directors noted that the Fund’s management fees and expense ratios were lower than some of the specifically identified comparable funds.

Economies of Scale.

The Board considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Directors considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement. The Directors noted that the Fund’s shareholders would continue to experience benefits from the expense limitation arrangement until the Fund’s expenses fell below the cap set by the arrangement. Thereafter, the Directors noted that the Fund’s shareholders would continue to benefit from economies of scale under the Fund’s agreement with service providers other than the Advisor. In light of its ongoing consideration of the Fund’s asset and expense levels, expectations for growth in the Fund, and advisory fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

REMS REAL ESTATE INCOME 50/50 FUND
FUND EXPENSES

Fund Expenses Example

As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, including sales charges (loads) on purchase payments of Class A shares or deferred sales charges on certain redemptions made within 360 days of purchase of Class A shares and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2012 and held for the period ended December 31, 2012.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and deferred sales charges on certain redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

INSTITUTIONAL CLASS	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 through December 31, 2012
Actual	$1,000	$1,066.70	$4.21
Hypothetical (5% return before expenses)	$1,000	$1,020.95	$4.11

CLASS A	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 through December 31, 2012
Actual	$1,000	$1,064.10	$6.02
Hypothetical (5% return before expenses)	$1,000	$1,019.20	$5.89

* Expenses are equal to the Fund’s annualized expense ratio of 0.80% for Institutional Class and 1.15% for Class A, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 366 days in the current year.

Investment Adviser:
Real Estate Management Services Group
1100 Fifth Avenue South,
Suite 305
Naples, Florida 34102

Distributor:
First Dominion Capital Corp.
8730 Stony Point Parkway,
Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:
Tait, Weller and Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Transfer Agent:
For account information, wire purchase or redemptions, call or write to the REMS fund’s Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway,
Suite 205
Richmond, Virginia 23235

More Information:
For 24 hour, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services, Inc. at (800) 527-9525 Toll Free. Fund information is also available online at www.theworldfunds.com

Annual Report to Shareholders

REMS REAL ESTATE VALUE-OPPORTUNITY FUND

A series of The World Funds, Inc.
A “Series” Investment Company

For the year ended December 31, 2012

To REMS Value-Opportunity Fund Real Estate Investors:

Market conditions continued to prove favorable for public real estate in 2012 as private real estate values rose and the benchmark NAREIT Equity REIT indexes recorded a total return of 18.1%. While past performance is no guarantee of future results, your Fund’s performance in 2012 was one of the very best in the real estate sector, returning 29.2% net of fees and expenses and again was voted a mutual fund “Category King” by the Wall Street Journal (January 10, 2013).

Portfolio outperformance was across all sectors, not only equity REITs but also real estate operating companies, real estate service companies, commercial mortgage REITs, and REIT preferred stocks. In equity REITs, some of our best returns came from identifying changing situations in office and industrial names that were in the process of portfolio repositioning. In our other investments we found particularly compelling value in companies that are participating in the recapitalization and transition of assets out of overleveraged positions in the private market, including real estate service companies and commercial mortgage REITs.

Across the portfolio, the smaller average size of our portfolio holdings also helped as large-cap REIT names lagged after a year of out-performance during the “risk-off” environment of 2011. Our selected REIT preferred holdings were focused on the recovery of discounted equities of companies with improving balance sheets, which produced both price returns and large current dividend yield.

As we enter 2013, market fundamentals continue to steadily improve. Occupancies in public real estate portfolios are rising as companies have captured market share through leasing. Capital flows to public market real estate continues uninterrupted, with access to debt and equity capital for positive spread investing. Construction starts are increasing in the multifamily sector, though still below historical averages, and other real estate sectors including office and retail have yet to see the beginnings of a significant development pipeline that might oversupply markets in the near future.

The result is a continued positive environment for public real estate investing. Implied cash flow yields from rental income remain significantly higher than the cost to borrow, supporting asset valuations in the current economic environment. Through our Value, Yield-Advantage investment process we continually search the public real estate securities universe for discounts to underlying real estate value and attractive dividend and free cash flow yield, in both REIT and non-REIT structures.

Finally, the outlook is good for dividend increases from equity REITs, which have been lifting their common dividends at an above average pace since the recession. It is our expectation that you will see continued raises as the economy gradually recovers and the companies’ rental income increases.

We appreciate your confidence as our shareholders,

Edward W. Turville, CFA
Managing Director

Important Disclosure Statements
The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-527-9525. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-527-9525.

Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of December 31, 2012 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager as of the date of this report and may change at any time. Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information. Nothing presented in this document may be construed as an offer to purchase or sell any security.

	Total Return	Average Annual Return

	One Year Ended	Five Years Ended	Ten Years Ended	Since Inception
	12/31/2012	12/31/2012	12/31/2012	12/16/02 to 12/31/12*

REMS Real Estate Value
Opportunity Fund Class I	29.29%	10.14%	10.93%	10.90%
NAREIT Equity Index	18.06%	5.45%	11.63%	11.61%
* The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

The NAREIT Equity Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed in the NYSE, AMEX, and NASDAQ National Market.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.)

	Total Return	Average Annual Return
	One Year Ended	Since Inception
	12/31/2012	12/22/09 to 12/31/12*

REMS Real Estate Value
Opportunity Fund Class P	28.98%	18.23%
NAREIT Equity Index	18.06%	17.60%

* The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

The NAREIT Equity Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed in the NYSE, AMEX, and NASDAQ National Market.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.)

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2012

Number
of		% of	Fair
Shares	Security Description	NetAssets	Value

	LONG POSITIONS
	COMMON STOCKS	81.10%
	DIVERSIFIED/OTHER	18.01%
693,600	Cousins Properties, Inc.		$5,791,560
186,892	Forest City Enterprises Class A*		3,018,306
282,800	Forestar Group, Inc.*		4,900,924
107,118	HFF Inc. Class A		1,596,058
416,600	Kennedy-Wilson Holdings Inc.**		5,824,068
75,800	Plum Creek Timber co.		3,363,246
48,800	Vornado Realty Trust		3,907,904

			28,402,066

	HEALTHCARE	3.22%
73,200	Alexandria Real Estate Equities, Inc.**		5,074,224

	HOTEL	5.80%
977,300	Hersha Hospitality Trust		4,886,500
80,200	Wyndham Worldwide Corp.**		4,267,442

			9,153,942

	MORTGAGE REIT	10.56%
278,700	Colony Financial Inc.		5,434,650
906,100	Northstar Realty Finance Corp.		6,378,944
864,700	Resource Capital Corp.		4,842,320

			16,655,914

	MULTI-FAMILY	16.07%
202,100	Apartment Investment & Management Co. “A”		5,468,826
47,800	Camden Property Trust		3,260,438
490,000	Campus Crest Communities, Inic.		6,007,400
234,100	Colonial Properties Trust**		5,002,717
140,590	Sun Communities, Inc.**		5,608,135

			25,347,516

	OFFICE/INDUSTRIAL	14.59%
402,500	Duke Realty Corp.		5,582,675
153,400	Hudson Pacific Properties Inc.		3,230,604
181,100	Mission West Properties, Inc.		1,649,821
349,600	Parkway Properties, Inc.		4,890,904
132,200	Prologis, Trust Inc.		4,823,978
43,600	PS Business Parks, Inc.		2,833,128

			23,011,110

	RETAIL	12.85%
9,441	Agree Realty Corp.		252,924
307,400	Developers Diversified Realty Corp.		4,813,884
500,600	Glimcher Realty Trust		5,551,654
845,226	Kite Realty Group Trust		4,724,814
370,500	Ramco-Gershenson Properties Trust **		4,931,355

			20,274,631

Number
of		% of	Fair
Shares	Security Description	NetAssets	Value

	TOTAL COMMON STOCKS		$127,919,403

	(Cost: $101,574,196)

	PREFERRED STOCK	10.51%
	HOTEL	2.10%
135,700	Felcor Lodging Trust Inc., Series C, 8.000%		3,312,437

	MORTGAGE	6.57%
266,200	ISTAR Financial Inc, Series I, 7.500%**		5,792,512
193,100	Northstar Realty Financial, Series B, 8.250%		4,564,884

			10,357,396

	RETAIL	1.84%
54,500	Ramco-Gerhenson Properties Trust, Series D, 7.250%		2,895,040

	TOTAL PREFERRED STOCKS		16,564,873

	(Cost: $12,702,424)
	TOTAL LONG POSITIONS		144,484,276

	(Cost: $114,276,620)

	MONEY MARKET
12,844,848	Money Market Fiduciary, 0.00274%	8.14%	12,844,848

	(Cost: $12,844,848)
	NET INVESTMENTS SECURITIES
	(Cost: $127,121,468)	99.75%	157,329,124
	Other assets, net of liabilities	0.25%	391,024

	TOTAL INVESTMENTS	100.00%	$157,720,148

	SECURITIES SOLD SHORT	-4.88%
	DIVERSIFIED/OTHER	-4.88%
(118,900)	Ishares DJ US R.E.		$(7,695,208)

	TOTAL SECURITIES SOLD SHORT		$(7,695,208)

	(Proceeds: ($7,514,055))

* Non-income producing (security is considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund’s related balance sheet.)
** All or a portion of position is segregated as collateral for borrowings. The segregated market value of collateral is $19,178,556.

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

ASSETS
Investments at fair value (identified cost of $127,121,468) (Note 1)	$157,329,124
Cash	423,563
Receivable from broker variation margin	7,162,736
Receivable for securities sold	373,001
Dividends and interest receivable	775,607
Receivable for capital stock sold	1,529,979
Prepaid expenses	68,946

TOTAL ASSETS	167,662,956

LIABILITIES
Securities sold short at fair value (identified proceeds $7,514,055) (Notes 1 and 9)	7,695,208
Payable for securities purchased	804,338
Payable for capital stock redeemed	1,290,291
Accrued interest payable	208
Accrued investment management fees	130,040
Accrued 12b-1 fees	3,391
Accrued administration, transfer agent and accounting fees	15,249
Accrued custodian fees	4,083

9,942,808

NET ASSETS	$157,720,148

Net Assets Consist of :
Paid-in-capital applicable to 11,076,654 $0.01 par value
shares of common stock outstanding; 50,000,000 shares authorized	$131,491,906
Accumulated net realized gain (loss) on investments	(3,798,261)
Accumulated net unrealized appreciation (depreciation) on investments	30,026,503

Net Assets	$157,720,148

NET ASSET VALUE PER SHARE
Class I
($153,556,904/10,781,949 shares outstanding; 25,000,000 authorized)	$14.24

Class P
($4,163,244/294,705 shares outstanding; 25,000,000 authorized)	$14.13

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENT OF OPERATIONS
Year ended December 31, 2012

INVESTMENT INCOME
Dividends (net of foreign tax withheld of $9,463)	$3,706,084
Interest	995

Total investment income	3,707,079

EXPENSES
Investment management fees (Note 2)	1,553,441
12b-1 fees, Class P (Note 2)	9,716
Recordkeeping and administrative services (Note 2)	149,242
Accounting fees (Note 2)	138,739
Custodian fees	12,330
Transfer agent fees (Note 2)	85,859
Professional fees	55,169
Filing and registration fees (Note 2)	56,000
Directors fees	10,800
Compliance fees	9,194
Shareholder servicing and reports	137,609
Dividend expense	215,253
Interest expense (Note 7)	196,193
Other	79,490

Total expenses	2,709,035
Fees paid indirectly (Note 6)	(63,522)

Net expenses	2,645,513

Net investment income (loss)	1,061,566

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gain (loss) on investments	11,205,542
Net increase (decrease) in unrealized appreciation (depreciation) of investments	27,843,752

Net realized and unrealized gain (loss) on investments	39,049,294

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$40,110,860

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
	2012	2011

Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$1,061,566	$2,242,075
Net realized gain (loss) on investments, securities sold short, and foreign currencies	11,205,542	(1,723,925)
Net increase (decrease) in unrealized appreciation (depreciation) of investments and foreign currencies	27,843,752	(12,227,574)

Increase (decrease) in net assets from operations	40,110,860	(11,709,424)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(1,046,096)	(2,170,405)
Class P	(15,470)	(71,301)
Return of capital
Class I	(3,853,566)	(2,114,899)
Class P	(101,717)	(69,477)

Decrease in net assets from distributions	(5,016,849)	(4,426,082)

CAPITAL STOCK TRANSACTIONS (Note 5)
Shares sold
Class I	60,948,624	133,010,540
Class P	2,226,073	7,562,620
Distributions reinvested
Class I	1,512,074	1,370,778
Class P	97,192	127,730
Shares redeemed
Class I	(94,903,981)	(60,567,517)
Class P	(2,465,987)	(7,181,890)

Increase (decrease) in net assets from capital stock transactions	(32,586,005)	74,322,261

NET ASSETS
Increase (decrease) during year	2,508,006	58,186,755
Beginning of year	155,212,142	97,025,387

End of year	$157,720,148	$155,212,142

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENT OF CASH FLOWS
Year ended December 31, 2012

Increase (Decrease) in Cash
Cash flows from operation activities:
Net increase (decrease) in net assets from operations	$40,110,860
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(40,884,793)
Purchase of short term securities	(90,747,653)
Proceeds from disposition of investment securities	80,164,271
Proceeds from disposition of short term securities	88,323,847
Decrease (increase) in receivables for securities sold	(7,143,654)
Decrease (increase) in receivable from broker	2,195,818
Decrease (increase) in dividends and interest receivable	351,253
Decrease (increase) in prepaid assets	(30,718)
Increase (decrease) in payable for securities purchased	598,572
Increase (decrease) in payable to broker	(255)
Increase (decrease) in interest payable	208
Increase (decrease) in accrued management fees	(1,335)
Increase (decrease) in other accrued expenses	818
Unrealized depreciation on investments	(27,843,752)
Net realized loss from investments and securities sold short and foreign currency (net of $685,826 of capital gain distributions)	(10,470,917)
Return of capital dividends received	3,274,571

Net cash used in operating activities	37,897,141

Cash flows from financing activities:
Proceeds from shares sold	61,936,440
Payments on shares redeemed	(96,490,238)
Cash distributions paid	(3,407,583)

Net cash provided by financing activities	(37,961,381)

Net increase (decrease) in cash	(64,240)

Cash:
Beginning balance	487,803

Ending balance	$423,563

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included herein consist of reinvestment of dividend distributions	$1,609,266

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Class I Shares(1)

	Year Ended December 31,

	2012	2011		2010		2009		2008

Net asset value, beginning of period	$11.38	$12.00		$9.30		$7.00		$10.96
Investment activities
Net investment income	0.09	0.17		0.19		0.31		0.29
Net realized and unrealized gain on investments	3.21	(0.47)		2.83		2.45		(3.70)

Total from investment activities	3.30	(0.30)		3.02		2.76		(3.41)

Distributions
Net investment income	(0.09)	(0.16)		(0.19)		(0.29)		(0.26)
Return of capital	(0.35)	(0.16)		(0.13)		(0.17)		(0.29)

Total distributions	(0.44)	(0.32)		(0.32)		(0.46)		(0.55)

Net asset value, end of period	$14.24	$11.38		$12.00		$9.30		$7.00

Total Return	29.29%	(2.38%	)	32.98%		42.66%		(32.22%	)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross(A)	1.74%	1.50%		1.72%		1.96%		1.80%
Expenses, net of fees paid indirectly/before waiver or recovery	1.70%	1.39%		1.66%		1.86%		1.70%
Expenses, net of fees paid indirectly and waiver or recovery	1.70%	1.52%	(C)	1.53%	(B)	1.59%	(B)	1.60%	(B)
Net investment income	0.69%	1.41%		1.86%		4.37%		2.86%
Portfolio turnover rate	43.19%	107.47%		99.36%		139.01%		145.98%
Net assets, end of period (000’s)	$153,557	$151,747		$93,200		$45,194		$44,845

(1) Per share amounts calculated using the average share method.

(A) Gross expense ratio reflects the effect of interest and dividend expense which are excluded from the Fund’s expense limitation agreement.

(B) Expense ratio reflects the effect of fee waivers and reimbursements. Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 0.13% for the year ended December 31, 2010, 0.27% for the year ended December 31, 2009 and 0.10 for the year ended December 31, 2008.

(C) Expense ratio reflects the effect of recovery of previously waived fees and reimbursements made in previous periods. Recovery of previously waived fees increased the expense ratio and decreased the net investment income ratio by 0.13% for the year ended December 31, 2011.

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Class P Shares(1)

	Year ended December 31,					Period December 23, 2009 to

	2012	2011		2010		December 31, 2009(2)

Net asset value, beginning of period	$11.29	$11.91		$9.22		$9.34
Investment activities
Net investment income	0.06	0.14		0.21		0.04
Net realized and unrealized gain on investments	3.18	(0.47)		2.77		(0.08)

Total from investment activities	3.24	(0.33)		2.98		(0.04)

Distributions
Net investment income	(0.05)	(0.15)		(0.16)		(0.04)
Return of capital	(0.35)	(0.14)		(0.13)		(0.04)

Total distributions	(0.40)	(0.29)		(0.29)		(0.08)

Net asset value, end of period	$14.13	$11.29		$11.91		$9.22

Total Return	28.98%	(2.68%	)	32.87%		(0.39%	)	***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross(A)	1.99%	1.75%		1.97%		2.15%		**
Expenses, net of fees paid indirectly/before waiver or recovery	1.95%	1.64%		1.91%		2.05%		**
Expenses, net of fees paid indirectly and waiver or recovery	1.95%	1.77%	(C)	1.78%	(B)	1.84%	(B)
	0.44%	1.16%		2.00%		4.12%		**
Portfolio turnover rate	43.19%	107.47%		99.36%		139.01%
Net assets, end of period (000’s)	$4,163	$3,465		$3,825		$2

** Annualized

*** Not annualized

(1) Per share amounts calculated using the average share method.

(2) Commencement of operations for Class P shares was December 23, 2009.

(A) Gross expense ratio reflects the effect of interest and dividend expense which are excluded from the Fund’s expense limitation agreement.

(B) Expense ratio reflects the effect of fee waivers and reimbursements. Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 0.13% for the year ended December 31, 2010 and 0.27% for the period ended December 31, 2009.

(C) Expense ratio reflects the effect of recovery of previously waived fees ansd reimbursements made in previous periods. Recovery of previously waived fees increased the expense ratio and decreased the net investment income ratio by 0.13% for the year ended December 31, 2011.

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

     The REMS Real Estate Value-Opportunity Fund (the “Fund”), formerly known as the Hillview/REMS Leveraged REIT fund; name change effective on October 28, 2004, is a series of The World Funds, Inc. (“TWF”); which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in December, 2002 originally as a series of Hillview Investment Trust II. Effective November 23, 2005, the Fund was reorganized as a series of TWF under the Agreement and Plan of Reorganization (the “Plan”). TWF has allocated to the Fund 50,000,000 (Class I: 25,000,000, Class P: 25,000,000) shares of its 1,500,000,000 shares of $.01 par value common stock. The Fund maintains its financial statements, information and performance history in accordance with the Plan.

     The investment objective of the Fund is to achieve long-term growth of capital and current income. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”).

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

     The Fund’s securities are valued at fair value. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange (“NYSE”). The value of these securities used in computing the NAV is determined as of such times.

     The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are in U.S. equity securities traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

     When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

     The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below.

     Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

		Level 2
	Level 1	Other	Level 3
	Quoted	Significant	Significant
	Prices	Observable	Unobservable	Total
		Inputs	Inputs
Common Stocks/
Preferred Stocks	$144,484,276	$-	$-	$144,484,276
Money Market	12,844,848	$-	-	12,844,848

	$157,329,124	$-	$-	$157,329,124

Common stock
sold short	$(7,695,208)	$-	$-	$(7,695,208)

     Refer to the Fund’s Schedule of Investments for a listing of the securities by type and industry.

     There were no Level 3 investments held during the period. During the period, there were no transfers between Levels 1 and 2.

Security Transactions and Income

     Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     The Fund uses a major financial institution as its prime broker to process securities transactions and to provide custodial and other services. Any cash balances include amounts of “restricted cash” consisting of proceeds from securities sold, not yet purchased. Cash balances maintained in the custody of the prime broker bear interest based on the prime rate. The Fund also borrows on margin for security purchases.

     Securities are held as collateral by the prime broker against margin obligations. The clearance agreements permit the prime broker to pledge or otherwise hypothecate the Fund’s investment securities subject to certain limitations. The prime broker may also sell such securities in limited instances where credit risk with respect to the prime broker.

Accounting Estimates

     In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

     The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

     Management has reviewed the Fund’s tax positions for each of the open tax years (2009-2011) and expected to be taken in the 2012 tax return, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change.

Reclassification of Capital Accounts

     GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2012, such reclassifications decreased paid-in capital and decreased net investment loss by $3,955,283.

Class Net Asset Values and Expenses

     All income, expenses not attributable to a particular class, and realized and unrealized gains or losses on investments, are allocated to each class based upon its relative net assets on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

Currency Translation

     The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Real Estate Investment Trust Securities

     The Fund has made certain investments in real estate investment trusts (“REITs”) which make distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distribution. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain and return of capital reported by the REITs. It is common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its quarterly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital. Management does not estimate the tax character of REIT distributions for which actual information has not been reported.

Short Sales

     A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. Currently, the Fund engages in selling securities short. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sell short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and cash securities deposited in a segregated account with the Fund’s custodian. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. The Fund will realize a gain if there is a decline in price of the security between those dates where decline exceeds costs of the borrowing of the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited in size. Until the Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Any realized gain will be decreased, and any realized loss increased by the amount of transaction costs. At December 31, 2012, the value of securities sold short amounted to $7,695,208 against which collateral of $19,178,556, comprised of segregated securities was held. The collateral includes the deposits with brokers for securities sold short and certain long-term investments held long as shown in the Schedule of Investments.

NOTE 2 - INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Agreement, the Advisor, Real Estate Management Services Group (“REMS”), provides investment advisory services for an annual fee of 1.00% of the average daily net assets of the Fund. In the interest of limiting the operating expenses of the Fund, REMS has contractually agreed to waive or limit its fees and to assume other operating expenses, so that the ratio of total operating expenses for the Fund’s shares is limited to 1.50% for Class I shares and 1.75% for Class P shares. Fund operating expenses do not include dividends, interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and any other expense not incurred in the ordinary course of the Fund’s business (“extraordinary expenses”). For the year ended December 31, 2012, the Advisor earned $1,553,441 in investment management fees.

     REMS may be entitled to reimbursement of fees waived or expenses paid on behalf of the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or expenses paid on behalf of the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to REMS with respect to any waivers, reductions, and payments made with respect to the Fund. For the year ended December 31, 2012, REMS waived no advisory fees.

      First Dominion Capital Corporation (“FDCC”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares. For the year ended December 31, 2012, no underwriting fees were received by FDCC in connection with the distribution of the Fund’s shares.

     The Fund has adopted a Distribution Plan (the “Plan”) for Class P Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributor of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of average daily net assets attributable to its Class P shares in consideration for distribution services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of Class P shares. For the year ended December 31, 2012, there were $9,716 in Class P 12b-1 expenses incurred.

     Commonwealth Shareholder Services, Inc. (“CSS”), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing registration services. For such administrative services, CSS receives an asset-based fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, CSS earned $149,242 for its services, of which $6,175 was due from the Fund. Additionally, CSS received $7,406 of the $29,460 of filing and registration fees expense incurred for hourly services provided to the Fund.

     Commonwealth Fund Services, Inc. (“CFSI”) is the Fund’s Transfer and Dividend Disbursing Agent. For the year ended December 31, 2012, CFSI earned $85,859 for its services, of which $3,500 was due from the Fund.

     Commonwealth Fund Accounting (“CFA”) is the Fund’s Accounting agent. For the year ended December 31, 2012, CFA earned $138,739 for its services, of which $5,058 was due from the Fund.

     Certain officers and/or an interested director of the Fund are also officers, principals and/or a director of CFA, CSS, FDCC and CFSI.

NOTE 3 –INVESTMENTS

     The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended December 31, 2012, aggregated $62,469,623 and $94,176,219, respectively. These amounts do not include purchases of $14,011,949 to cover short sales and proceeds of $21,584,830 from sales of short securities.

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     Monthly income dividends declared by the Fund are reallocated at December 31 to ordinary income, capital gains, and return of capital to reflect their tax character.

     The tax character of distributions paid during the year ended December 31, 2012 and the year ended December 31, 2011 was as follows

	Year ended December 31, 2012	Year ended December 31, 2011

Distributions paid from
Ordinary Income	$1,061,566	$2,241,706
Return of capital	3,955,283	2,184,376

Total	$5,016,849	$4,426,082

     As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gain (loss)	$(1,900,824)
Net unrealized appreciation on investments	28,129,066

$26,228,242

     The difference between book basis and tax basis distributable earnings is attributable primarily to the tax deferral of losses on wash sales.

     As of December 31, 2012, the cost for Federal income tax purpose was $121,504,849.

     Net unrealized appreciation consists of:

Gross unrealized appreciation	$28,847,927
Gross unrealized depreciation	(718,861)

Net unrealized appreciation	$28,129,066

     As of December 31, 2012, the Fund has a capital loss carryforward of $1,900,824 available to offset future capital gains, if any. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders. During the year ended December 31, 2012, the Fund utilized $7,406,799 of carryforwards. $1,708,249 of this loss carryforward expires in 2018 and $192,575 of short-term losses can be carried forward indefinitely.

NOTE 5 – CAPITAL STOCK TRANSACTIONS

     Capital stock transactions for each class of shares were:

	Class I Shares		Class I Shares
	Year ended		Year ended
	December 31, 2012		December 31, 2011
	Shares	Value	Shares	Value
Shares sold	4,624,226	$60,948,624	10,857,209	$133,010,540
Shares reinvested	112,591	1,512,074	122,118	1,370,778
Shares redeemed	(7,284,360)	(94,903,981)	(5,414,928)	(60,567,517)

Net Increase (decrease)	(2,547,543)	$(32,443,283)	5,564,399	$73,813,801

	Class P Shares		Class P Shares
	Year ended		Year ended
	December 31, 2012		December 31, 2011
	Shares	Value	Shares	Value
Shares sold	165,594	$2,226,073	609,425	$7,562,620
Shares reinvested	7,282	97,192	11,648	127,730
Shares redeemed	(185,058)	(2,465,987)	(635,437)	(7,181,890)

Net Increase (decrease)	(12,182)	$(142,722)	(14,364)	$508,460

NOTE 6 – COMMISSION RECAPTURE AGREEMENT

     The Fund entered into agreements with J. P. Morgan Clearing Corp. (“JPM”) and Capital Institutional Services, Inc. (“CAPIS”), brokerage services provider, whereby a portion of the commissions from each portfolio transaction would be used to reduce the operating expenses incurred, including but not limited to custodial transfer agent, administrative, legal, trustee, accounting and printing fees and expenses, and other expenses charged to the Fund by third-party service providers which are properly disclosed in the prospectus of the Fund. Pursuant to the terms of the commission recapture agreement, the broker transfers the available commissions earned monthly to the Fund’s administrator. JPM and CAPIS transferred $63,522 to the Fund’s administrator to offset operating expenses for the year ended December 31, 2012.

NOTE 7 – RISKS AND CONCENTRATIONS

     The Fund concentrates its assets in the real estate industry. An investment in the Fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. The Fund also engages in borrowing for leverage. The Fund has the ability to borrow funds only from banks (leverage) on a secured basis to invest in portfolio securities. The Fund anticipates that, under normal circumstances, the Fund will have a level of leverage of 10% or more of its net assets a majority of the time. However, the Fund may have no leverage or less than 10% leverage for an extended period of time when the Fund believes that leverage or leverage of 10% or more is not in the best interest of the Fund. Borrowings can be made only to the extent that the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowing).

     Leverage creates an opportunity for increased income and capital appreciation but at the same time, it creates special risks that will increase the Fund’s exposure to capital risk. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

     The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable mutual funds that do not borrow for leverage. To secure the Fund’s obligation on these loans, the Fund will pledge portfolio securities in an amount deemed sufficient by the lender. Pledged securities will be held by the lender and will not be available for other purposes. The Fund will not be able to sell pledged securities until they are replaced by other collateral or released by the lender. Under some circumstances, this may prevent the Fund from engaging in portfolio transactions it considers desirable. The lender may increase the amount of collateral needed to cover a loan or demand repayment of a loan at any time. This may require the Fund to sell assets it would not otherwise choose to sell at that time.

     To the extent the income or capital appreciation derived from securities purchases with Fund assets received from leverage exceeds the cost of leverage; the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchases with such Fund assets is not sufficient to cover the cost of leverage, the return on the funds available for distribution to shareholders will be reduced and less than they would have been if no leverage had been used. Nevertheless, the Fund may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances.

     The average borrowings for the year ended December 31, 2012 were $586,562. The interest rate charged for these borrowings, Fed Fund open rate plus 50 basis points, was 0.68% at December 31, 2012 (average rate for year was 0.67%) and the Fund incurred interest expense of $2,978 for the year ended December 31, 2012.

NOTE 8 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

     In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 9 – SUBSEQUENT EVENTS

     Management has evaluated all transactions and events subsequent to the date of the balance sheet through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
REMS Real Estate Value – Opportunity Fund
And the Board of Directors of
The World Funds, Inc.

We have audited the accompanying statement of assets and liabilities of REMS Real Estate Value – Opportunity Fund (the “Fund”), a series of The World Funds, Inc., including the schedule of investments, as of December 31, 2012, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of REMS Real Estate Value – Opportunity Fund as of December 31, 2012, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
 Philadelphia, Pennsylvania
February 27, 2013

SUPPLEMENTAL INFORMATION (unaudited)
The World Funds, Inc. (the “Company”)

Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and birth years of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

Name, Address and Year Born	Position(s) Held with Company and Tenure	Number of Funds in Company Overseen	Principal Occupation(s) During the Past Five (5) Years	Other Directorships by Directors and Number of Funds in the Complex Overseen
Interested Directors:
* John Pasco, III(1) 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1945)	Chairman, Director and Treasurer since May, 1997	4	President, Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Company’s Administrator, since 1985; President and Director of First Dominion Capital Corp. (“FDCC”), the Company’s underwriter; President and Director of Commonwealth Fund Services, Inc. (“CFSI”), the Company’s Transfer and Disbursing Agent, since 1987; President and Director of Commonwealth Fund Accounting, Inc. (“CFA”), which provides bookkeeping services to the Company; and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997.	World Funds Trust – 2 Funds; American Growth Fund, Inc. – 2 Funds
Non-Interested Directors:
Samuel Boyd, Jr. 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1940)	Director since May, 1997	4	Retired from Potomac Electric Power Company since April, 2005.	Satuit Capital Management Trust — 1 Fund
William E. Poist 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1939)	Director since May, 1997	4	Financial and Tax Consultant through his firm Management Consulting for Professionals since 1974. Mr. Poist is a certified public accountant.	Satuit Capital Management Trust — 1 Fund
Paul M. Dickinson 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1947)	Director since May, 1997	4	President of Alfred J. Dickinson, Inc. Realtors since April, 1971.	Satuit Capital Management Trust — 1 Fund
Officers:
Karen M. Shupe 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1964)	Secretary since 2005 and Treasurer since June, 2006	N/A	Executive Vice President of Commonwealth Shareholder Services, since 2003.	N/A
David D. Jones, Esq. 422 Fleming St. Suite 7, Key West, Florida 33040 (1957)	Chief Compliance Officer since June, 2008	N/A	Managing Member, Drake Compliance, LLC, a regulatory consulting firm, since 2004. Principal Attorney, David Jones & Assoc., P.C., a law firm, since 1998.	N/A

(1) Mr. Pasco is considered to be an “interested person” of the Company as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the European Equity Fund; (3) he owns FDCC, the principal underwriter of the Company; and (4) he owns or controls several of the Company’s service providers, including Commonwealth Shareholder Services, Inc., the Company’s Administrator, Commonwealth Fund Accounting, pricing agent, and Commonwealth Fund Services, Inc., the Company’s Transfer and Disbursing Agent.

REMS REAL ESTATE VALUE FUND
SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT RENEWAL

At a meeting of the Board of Directors of the Company (the “Board”) held on August 22, 2012, the Board, including those directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), re-approved the investment advisory agreement (the “Advisory Agreement”) between the Company, on behalf of the Fund, and Real Estate Management Services Group, LLC (the “Adviser”).

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Board or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term.

In preparation for the meeting, the Board requested and reviewed a wide variety of information from the Adviser, including written materials provided by the Adviser regarding: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with the Fund; and (iv) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed further below. The Board uses this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help decide whether to renew the Advisory Agreement for an additional year. In approving the Advisory Agreement, the Board considered many factors, including the following:

Nature, Extent and Quality of the Services Provided by the Advisor.

     In considering the nature, extent, and quality of the services provided by the Advisor, the Directors reviewed the responsibilities of the Advisor under the respective Investment Advisory Agreement. The Directors reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; and its efforts to promote the Fund and grow its assets. Compliance matters were reviewed and it was noted that the Advisor has continued to operate without any significant issues. It was noted that assets for both the Fund and the advisor’s non-fund clients have increased since the previous year. The Directors noted the Advisor’s continuity of, and commitment to retain, qualified personnel and the Advisor’s commitment to maintain and enhance its resources and systems. The Directors evaluated the Advisor’s personnel, including the education and experience of the Advisor’s personnel. The Directors considered the Expense Limitation Agreement in place for the Fund and the Advisor’s continued commitment to such Agreement for the duration of the Fund. After reviewing the foregoing information and further information in the written materials provided by the Advisor (including the Advisor’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

Investment Performance of the Fund and the Advisor.

     In considering the investment performance of the Fund and the Advisor, the Directors compared the short and long-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisors, as well as with aggregated peer group data. The Directors also compared the short and long-term performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives and size managed by other investment advisors, and comparable peer group indices (e.g., Morningstar and Lipper category averages). The Directors noted that the Fund’s performance was lower than many of its peers in the short term, but the Fund had outperformed many of its peers in the longer-term and since the Fund’s inception. After reviewing and discussing the investment performance of the Fund further, including the presentation made by the Advisor to the Board, the Advisor’s experience managing the Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor were acceptable.

Costs of the Services to be provided and profits to be realized by the Advisor.

     In considering the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund, the Directors considered: (1) the Advisor’s financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the use of commission recapture and soft dollar programs. The Directors reviewed information provided by the Advisor regarding its profits associated with managing the Fund. The Directors also considered potential benefits for the Advisor in managing the Fund. The Directors reflected on their discussions with representatives of the Advisor regarding the stability of the Advisor and its financial flexibility. The Directors compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Directors noted that the Fund’s management fees and expense ratios were lower than some of the specifically identified comparable funds.

Economies of Scale.

     The Board considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Directors considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement. The Directors noted that the Fund’s shareholders would continue to experience benefits from the expense limitation arrangement until the Fund’s expenses fell below the cap set by the arrangement. Thereafter, the Directors noted that the Fund’s shareholders would continue to benefit from economies of scale under the Fund’s agreement with service providers other than the Advisor. In light of its ongoing consideration of the Fund’s asset and expense levels, expectations for growth in the Fund, and advisory fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
FUND EXPENSES

Fund Expenses Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2012 and held for the six months ended December 31, 2012.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Class I Shares	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period* July 1, 2012 through December 31, 2012
Actual	$1,000	$1,092.10	$9.15
Hypothetical (5% return before expenses)	$1,000	$1,016.30	$8.82

Class P Shares	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period* July 1, 2012 through December 31, 2012
Actual	$1,000	$1,091.30	$10.46
Hypothetical (5% return before expenses)	$1,000	$1,015.05	$10.08

* Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Class I and 1.75% for Class P, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 366 days in the current year.

Investment Adviser:
Real Estate Management Services Group
1100 Fifth Avenue South,
Suite 305
Naples, Florida 34102

Distributor:
First Dominion Capital Corp.
8730 Stony Point Parkway,
Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:
Tait, Weller and Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Transfer Agent:
For account information, wire purchase or redemptions, call or write to the REMS fund’s Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway,
Suite 205
Richmond, Virginia 23235

More Information:
For 24 hour, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services, Inc. at (800) 527-9525 Toll Free. Fund information is also available online at www.theworldfunds.com

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee and those persons (Samuel Boyd, William E. Poist and Paul M. Dickinson) are "independent," as defined by this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $55,700 for 2012 and $54,250 for 2011.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2011.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $13,800 for 2012 and $13,500 for 2011.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2012 and $0 for 2011.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Third Millennium Russia Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) NA

(c) 100%

(d) NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2011.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: The World Funds, Inc.

By (Signature and Title)*:	/s/ John Pasco, III
John Pasco, III
Chief Executive Officer
(principal executive officer)

Date:	March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ John Pasco, III
John Pasco, III
Chief Executive Officer
(principal executive officer)

Date:	March 11, 2013

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe
Chief Financial Officer
(principal financial officer)

Date:	March 11, 2013

* Print the name and title of each signing officer under his or her signature.